As filed with the Securities and Exchange
                         Commission on December 2, 2005

                                                               File No. 33-60560
                                                                       811-07618

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                             Post-Effective Amendment No. 20     X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                               Amendment No. 20                 X


                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672


                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004


It is proposed that this filing will become effective (check appropriate box)

    [_]   immediately upon filing pursuant to paragraph (b)
    [_]   on (date) pursuant to paragraph (b)
    [X]   60 days after filing pursuant to paragraph (a)(1)
    [_]   on (date) pursuant to paragraph (a)(1)
    [_]   75 days after filing pursuant to paragraph (a)(2)
    [_]   on (date) pursuant to paragraph (a)(2) of Rule 485.

ALLIANCEBERNSTEIN(SM)
Investment Research and Management







AllianceBernstein
Municipal Income Portfolios
--------------------------------------------------------------------------------

                                                     PROSPECTUS-February 1, 2006

--------------------------------------------------------------------------------

The AllianceBernstein Municipal Income   AllianceBernstein Municipal Portfolios
Portfolios provide investors with a
selection of investment alternatives     >  National Portfolio
that produce income exempt from federal  >  Insured National Portfolio
and/or state tax.                        >  California Portfolio
                                         >  Insured California Portfolio
                                         >  Arizona Portfolio
                                         >  Florida Portfolio
                                         >  Massachusetts Portfolio
                                         >  Michigan Portfolio
                                         >  Minnesota Portfolio
                                         >  New Jersey Portfolio
                                         >  New York Portfolio
                                         >  Ohio Portfolio
                                         >  Pennsylvania Portfolio
                                         >  Virginia Portfolio

                                         AllianceBernstein Intermediate
                                         Municipal Portfolios

                                         >  Intermediate Diversified Municipal
                                            Portfolio
                                         >  Intermediate California Municipal
                                            Portfolio
                                         >  Intermediate New York Municipal
                                            Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
----------------------------
>  Are Not FDIC Insured
>  May Lose Value
>  Are Not Bank Guaranteed
----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

SUMMARY INFORMATION

This Prospectus begins with a summary of key information about the AllianceBernstein Municipal Income Portfolios. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page [___].


Performance Information
-----------------------

This Summary includes a table for each Portfolio showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


     o how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and


     o how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).


--------------------------------------------------------------------------------
                                   PLEASE NOTE

     A Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

     As with all investments, you may lose money by investing in the Portfolios.
--------------------------------------------------------------------------------


Risk
----


--------------------------------------------------------------------------------
                             WHY IS RISK IMPORTANT?

     You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

     We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other municipal bond funds. For your information, municipal bond funds generally, but not always, are less risky than stock funds. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio whose performance as reflected in the bars does not vary significantly from year-to-year is a lower-risk investment. Conversely, a Portfolio with a higher variability of returns is a riskier investment.
--------------------------------------------------------------------------------


This summary lists the principal risks for the Portfolios followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks that are applicable to municipal bond funds, such as municipal market risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.


--------------------------------------------------------------------------------
                              WHAT IS MARKET RISK?

     Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed income securities owned by a Portfolio. The value of fixed income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for federal and state tax revenues and budgets. All of the Portfolios are subject to this risk.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         WHAT IS MUNICIPAL MARKET RISK?

     Special factors relating to municipal securities could have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. The Portfolios that invest a large portion of their assets in a particular named state's municipal securities are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           WHAT IS INTEREST RATE RISK?

     Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              WHAT IS CREDIT RISK?

     The issuers of fixed income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.
--------------------------------------------------------------------------------


Credit Ratings
--------------

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by Alliance:


     o    investment grade or


     o    below investment grade ("high yield securities" or "junk bonds")


For a further description of credit ratings, see "Appendix A - Bond and Commercial Paper Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B.


Other Information
-----------------


Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to changes in interest rates that cause the prices of these security to decline. To compensate for the increase in risk, however, these securities generally have a higher yield.


Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if an investment portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds have lower expected volatilities.


General
-------

     o Each Portfolio's investment adviser is Alliance Capital Management L.P.("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


     o References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Portfolio's investments.


     o Except as noted, the Portfolios' investment objectives and policies are not "fundamental" and thus can be changed without a shareholder vote. A Portfolio will provide shareholders with at least 30 days' advance notice of any material change to a Portfolio's investment objective. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities held by a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.


     o Portfolios that have a non-fundamental policy to invest at least 80% of their net assets in securities indicated by their name, such as the State Portfolios, Insured National Portfolio or Insured California Portfolio, will not change these policies without 60 days' prior written notice to shareholders.


     o There can be no assurance that any Portfolio will achieve its investment objective.

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------


OBJECTIVES AND PRINCIPAL STRATEGIES


AllianceBernstein Municipal Portfolios:

The investment objective of each AllianceBernstein Municipal Portfolio is to earn the highest level of current income, exempt from Federal and state taxation that is available without assuming what Alliance considers to be undue risk.



Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum tax ("AMT") for certain taxpayers, except for the Insured National Portfolio and the Insured California Portfolio, which invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT.


Each of the AllianceBernstein Municipal Portfolios that invest in a named state (the "State Portfolios") pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax (in the case of the Florida Portfolio, intangible personal property tax). The National Portfolio and Insured National Portfolio may invest 25% or more of their net assets in a single state. Each State Portfolio (except the California Portfolio) is non-diversified, meaning it can invest more of its assets in a fewer number of issuers.


Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing at least 80% of its net assets in insured municipal securities.

Each AllianceBernstein Municipal Portfolio also may invest in:

     o    forward commitments;

     o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

     o    derivatives, such as options, futures, forwards, and swaps.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS:

The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).


As a matter of fundamental policy, each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by investing at least 80% of its net assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") invests at least 80% of its net assets in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its net assets in any one state. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

     o    below-investment grade fixed-income securities;


     o    forward commitments;


     o    certain types of mortgage related securities;


     o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and


     o    derivatives, such as options, futures, forwards, and swaps.



PRINCIPAL RISKS:


--------------------------------------------------------------------------------
                                 ALL PORTFOLIOS
                                 --------------

        o Market Risk                           o Inflation Risk
        o Municipal Market Risk                 o Derivatives Risk
        o Interest Rate Risk
        o Credit Risk

               STATE PORTFOLIOS and INTERMEDIATE STATE PORTFOLIOS
               --------------------------------------------------

                             o Diversification Risk
--------------------------------------------------------------------------------



Please see "Summary of Principal Risks" for a description of these and other risks of investing in a Portfolio.

The table and bar chart below for each Portfolio provides an indication of the historical risk of an investment in a Portfolio.

National Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             year         years        years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96       97      98     99      00      01      02      03       04      05
--------------------------------------------------------------------------------
  4.33%   10.00%  5.72%  -5.89%   9.77%   4.85%   4.03%   7.41%   4.84%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Insured National Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             year         years        years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.60%    9.66%   5.62%   -6.61%  12.05%  4.80%   6.92%   7.20%   4.32%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

California Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             year         years        years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.36%   10.89%   6.35%   -3.30%  10.14%  4.07%   7.22%   4.44%   5.45%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Insured California Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             year         years        years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 2.57%   10.03%   6.12%   -4.73%  14.53%  2.68%   8.60%   3.95%   3.28%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Arizona Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 5.18%   10.47%   7.29%   -2.42%  10.72%  5.42%   6.79%   5.28%   6.35%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Florida Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.00%   10.78%   6.22%   -3.81%  10.61%  5.99%   7.86%   5.40%   5.01%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Massachusetts Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 8.00%   11.82%   6.79%   -4.65%  11.93%  4.55%   6.18%   4.74%   5.53%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Michigan Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.78%   11.49%   6.41%   -2.89%  12.52%  5.91%   8.24%   4.62%   5.39%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Minnesota Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.70%   10.05%   6.56%   -3.05%  11.60%  5.08%   6.98%   5.60%   4.22%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

New Jersey Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.02%   10.22%   7.05%   -4.52%  11.10%  3.32%   4.91%   5.30%   4.64%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

New York Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.25%   11.20%   5.89%   -4.12%  11.12%  3.98%   6.63%   6.08%   5.24%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Ohio Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 4.62%   11.65%   5.99%   -3.71%  10.29%  4.80%   5.92%   6.67%   4.90%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Pennsylvania Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 5.64%   10.60%   6.36%   -4.97%  10.85%  6.98%   7.27%   5.94%   4.58%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Virginia Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1             5            10
                                             Year         Years        Years
--------------------------------------------------------------------------------
Class A**             Return Before         [___]%       [___]%        [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%       [___]%        [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%       [___]%        [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Municipal             deduction for
Bond Index            fees, expenses,
                      or taxes)             [___]%       [___]%        [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 7.17%   11.52%   7.08%   -2.46%  9.31%   4.87%   8.01%   6.31%   4.82%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1
                                             Year             Since Inception**
--------------------------------------------------------------------------------
Class A***            Return Before         [___]%                [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%                [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%                [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%                [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%                [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Five Year General     deduction for
Obligation Municipal  fees, expenses,
Bond Index            or taxes)             [___]%                [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 2/1/02.

***  After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 0.00%    0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   3.83%   2.26%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1
                                             Year             Since Inception**
--------------------------------------------------------------------------------
Class A***            Return Before         [___]%                [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%                [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%                [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%                [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%                [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Five Year General     deduction for
Obligation Municipal  fees, expenses,
Bond Index            or taxes)             [___]%                [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 2/1/02.

***  After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 0.00%    0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   3.43%   2.33%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

                                                                 GRAPHIC OMITTED

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                              1
                                             Year             Since Inception**
--------------------------------------------------------------------------------
Class A***            Return Before         [___]%                [___]%
                      Taxes
--------------------------------------------------------------------------------
                      Return After          [___]%                [___]%
                      Taxes on
                      Distributions
--------------------------------------------------------------------------------
                      Return After
                      Taxes on
                      Distributions and
                      Sale of Portfolio
                      Shares                [___]%                [___]%
--------------------------------------------------------------------------------
Class B               Return Before
                      Taxes                 [___]%                [___]%
--------------------------------------------------------------------------------
Class C               Return Before
                      Taxes                 [___]%                [___]%
--------------------------------------------------------------------------------
Lehman Brothers       (reflects no
Five Year General     deduction for
Obligation Municipal  fees, expenses,
Bond Index            or taxes)             [___]%                [___]%
--------------------------------------------------------------------------------

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 2/1/02.

***  After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Calendar Year End

   96      97      98       99      00     01      02      03      04      05
--------------------------------------------------------------------------------
 0.00%    0.00%    0.00%  0.00%   0.00%   0.00%   0.00%   3.69%   2.26%   ____%

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up [_]%, [_] quarter, [_]; and
Worst Quarter was down [_]%, [_] quarter, [_].

RISKS SUMMARY

In this Summary, we describe principal and other risks that may affect a Portfolio's investment portfolio as a whole and identify the Portfolios susceptible to a particular risk. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."


MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the bond markets fluctuate and that prices overall may decline over shorter or longer-term periods.



MUNICIPAL MARKET RISK

This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in municipal securities issued within a particular state, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


INTEREST RATE RISK

Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.


CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


INFLATION RISK

This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

PREPAYMENT RISK

Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.


DIVERSIFICATION RISK

The State Portfolios (with the exception of the California Portfolio) and Intermediate State Portfolios are not "diversified." Portfolios that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.



DERIVATIVES RISK

The Portfolios may use derivative securities. These investment strategies, may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.


LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.


MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results.


                                            Municipal       Interest
Fund                         Market Risk    Market Risk     Rate Risk      Credit Risk       Inflation Risk     Prepayment Risk
----                         -----------    -----------     ---------      -----------       --------------     ---------------
AllianceBernstein             o              o               o             o                 o                   o
National Portfolio

AllianceBernstein
Insured National              o              o               o             o                 o                   o
Portfolio

AllianceBernstein             o              o               o             o                 o                   o
California Portfolio

AllianceBernstein
Insured California            o              o               o             o                 o                   o
Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Arizona Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Florida Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Massachusetts Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Michigan Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Minnesota Portfolio

AllianceBernstein             o              o               o             o                 o                   o
New Jersey Portfolio

AllianceBernstein             o              o               o             o                 o                   o
New York Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Ohio Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Pennsylvania Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Virginia Portfolio

AllianceBernstein
Intermediate Diversified      o              o               o             o                 o                   o
Municipal Portfolio

AllianceBernstein
Intermediate                  o              o               o             o                 o                   o
California Portfolio

AllianceBernstein             o              o               o             o                 o                   o
Intermediate New York
Portfolio



Fund                         Diversification Risk       Derivatives Risk       Liquidity Risk     Management Risk
----                         --------------------       ----------------       --------------     ---------------
AllianceBernstein
National Portfolio                                      o                        o                 o

AllianceBernstein
Insured National
Portfolio                                               o                        o                 o

AllianceBernstein
California Portfolio                                    o                        o                 o

AllianceBernstein
Insured California
Portfolio                     o                         o                        o                 o

AllianceBernstein
Arizona Portfolio             o                         o                        o                 o

AllianceBernstein
Florida Portfolio             o                         o                        o                 o

AllianceBernstein
Massachusetts Portfolio       o                         o                        o                 o

AllianceBernstein
Michigan Portfolio            o                         o                        o                 o

AllianceBernstein
Minnesota Portfolio           o                         o                        o                 o

AllianceBernstein
New Jersey Portfolio          o                         o                        o                 o

AllianceBernstein
New York Portfolio            o                         o                        o                 o

AllianceBernstein
Ohio Portfolio                o                         o                        o                 o

AllianceBernstein
Pennsylvania Portfolio        o                         o                        o                 o

AllianceBernstein
Virginia Portfolio            o                         o                        o                 o

AllianceBernstein
Intermediate Diversified
Municipal Portfolio                                     o                        o                 o

AllianceBernstein
Intermediate
California Portfolio          o                         o                        o                 o

AllianceBernstein
Intermediate New York         o                         o                        o                 o
Portfolio


Fees and Expenses of the Portfolios
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      WHY ARE PORTFOLIO FEES AND EXPENSES
                                   IMPORTANT?

     Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to a Portfolio. You pay other fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                                            Class A Shares    Class B Shares    Class C Shares
                                                                            --------------    --------------    --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                           4.25%(a)            None              None

Maximum Deferred Sales Charge (Load)

(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                                       None(a)          3.00%(a)*        1.00%(a)**

Exchange Fee                                                                    None              None              None

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Investing in the Portfolios--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B Shares automatically convert to Class A Shares after 6 years. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.

** For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                               Operating Expenses
                               ------------------

National Portfolio             Class A        Class B           Class C
------------------             -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]    $[___]         $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]    $[___]         $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]    $[___]         $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]    $[___](c)      $[___] (c)    $[___]     $ [___]


                              Operating Expenses
                               ------------------
Insured
National Portfolio             Class A        Class B           Class C
------------------             -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs.        $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs.        $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs.       $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

California Portfolio           Class A        Class B           Class C
--------------------           -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                              Operating Expenses
                               ------------------
Insured
California Portfolio             Class A        Class B         Class C
--------------------             -------        -------         -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]    $[___]         $[___]        $[___]     $ [___]
After 3 Yrs.        $[___]    $[___]         $[___]        $[___]     $ [___]
After 5 Yrs.        $[___]    $[___]         $[___]        $[___]     $ [___]
After 10 Yrs.       $[___]    $[___](c)      $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Arizona Portfolio              Class A        Class B           Class C
-----------------              -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Florida Portfolio              Class A        Class B           Class C
-----------------              -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Massachusetts Portfolio        Class A        Class B           Class C
-----------------------        -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Michigan Portfolio             Class A        Class B           Class C
------------------             -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Minnesota Portfolio            Class A        Class B           Class C
-------------------            -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

New Jersey Portfolio           Class A        Class B           Class C
--------------------           -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

New York Portfolio             Class A        Class B           Class C
------------------             -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Ohio Portfolio                 Class A        Class B           Class C
--------------                 -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Pennsylvania Portfolio         Class A        Class B           Class C
----------------------         -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                               Operating Expenses
                               ------------------

Virginia Portfolio             Class A        Class B           Class C
------------------             -------        -------           -------

  Management Fees                 .45%           .45%            .45%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======
  Waiver and/or Expense
   Reimbursement (a)            [___]%         [___]%          [___]%
                                ------         ------          ------
Net Expenses                    [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                              Operating Expenses
                               ------------------
Intermediate Diversified
Municipal Portfolio              Class A        Class B         Class C
-------------------              -------        -------         -------

  Management Fees                 .47%           .47%            .47%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                              Operating Expenses
                               ------------------
Intermediate California
Municipal Portfolio              Class A        Class B         Class C
-------------------              -------        -------         -------

  Management Fees                 .50%           .50%            .50%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]


                              Operating Expenses
                               ------------------
Intermediate New York
Municipal Portfolio              Class A        Class B         Class C
-------------------              -------        -------         -------

  Management Fees                 .49%           .49%            .49%
  Distribution and/or
   Service (12b-1) Fees           .30%          1.00%           1.00%
  Other Expenses
   Transfer Agent               [___]%         [___]%          [___]%
   Other Expenses               [___]%         [___]%          [___]%
                                ------         ------          ------
  Total Other Expenses          [___]%         [___]%          [___]%
  Total Portfolio
   Operating Expenses           [___]%         [___]%          [___]%
                                ======         ======          ======


                                    Examples
                                    --------

                    Class A     Class B+     Class B++     Class C+   Class C++
                    -------     --------     ---------     --------   ---------

After 1st Yr.       $[___]     $[___]        $[___]        $[___]     $ [___]
After 3 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 5 Yrs. (b)    $[___]     $[___]        $[___]        $[___]     $ [___]
After 10 Yrs. (b)   $[___]     $[___](c)     $[___] (c)    $[___]     $ [___]

----------
+    Assumes redemption at end of period.

++   Assumes no redemption at end of period.


(a) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms.
(b) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.
(c) Assumes Class B shares convert to Class A shares after 6 years.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Portfolios and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares
-----------------------------------

You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums
-------------------------------

Minimums:*
    --Initial:              $2,500
    --Subsequent:           $   50

* These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

    --Class A shares         None
    --Class B shares      $  100,000
    --Class C Shares      $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Retirement and Employee Benefit Plans
-------------------------------------

Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);

o    SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o    AllianceBernstein-sponsored group retirement plans;

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to:

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees; and

o    group retirement plans with plan assets of less than $1,000,000.

Required Information
--------------------

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
-------

ABIRM may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."


--------------------------------------------------------------------------------
                            WHAT IS A RULE 12b-1 FEE?
                            -------------------------

     A Rule 12b-1 fee is a fee deducted from a fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table near the front of the Prospectus.
--------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
--------------------------------------------------------------------------

Each Portfolio has adopted plans under Commission Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                        Distribution and/or Service
                    (Rule 12b-1) Fee (as a Percentage
                   of Aggregate Average Daily Net Assets)
                   --------------------------------------

Class A                         .30%
Class B                        1.00%
Class C                        1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
-------------------------------------------------

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.

Class B Shares - Deferred Sales Charge Alternative
--------------------------------------------------

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

      Year Since Purchase     CDSC
      -------------------     ----

      First                   3.0%
      Second                  2.0%
      Third                   1.0%
      Fourth                  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative
----------------------------------------------------

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

--------------------------------------------------------------------------------
HOW IS THE CDSC CALCULATED?

     The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

--------------------------------------------------------------------------------

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Individual Investors--U.S." and then "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in each Portfolio's SAI.

Required Shareholder Information and Records
--------------------------------------------

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

o all of the shareholder's accounts at the Portfolios or a financial intermediary;

o    any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

--------------------------------------------------------------------------------
             You Can Reduce Sales Charges When Buying Class A Shares
--------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Portfolios
-----------------------------------------------------------

The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                              Initial Sales Charge
                              --------------------

                              as % of       as % of
                            Net Amount      Offering
Amount Purchased             Invested        Price
----------------             --------        -----

Up to $100,000                 4.44%         4.25%
$100,000 up to $250,000        3.36          3.25
$250,000 up to $500,000        2.30          2.25
$500,000 up to $1,000,000      1.78          1.75
$1,000,000 and above           0.00          0.00

Rights of Accumulation
----------------------

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
----------------------------

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o    the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent
----------------

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
--------------

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares--Sales at NAV
----------------------------

The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

o    all AllianceBernstein-sponsored group retirement plans;

o    group retirement plans;

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

--------------------------------------------------------------------------------
                   Here Are Some Ways To Avoid Or Minimize
                              Charges On Redemption
--------------------------------------------------------------------------------

CDSC Waivers
------------

The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o    permitted exchanges of shares;

o    following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
-----------------------------

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
-----------------------

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
----------------------------

The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their Automatic Investment Program despite the $50 monthly minimum discussed above. Please see a Portfolio's SAI for more details.

Reinstatement Privilege
-----------------------

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of a Portfolio at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
--------------------------

The Portfolios offer a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and a Portfolio's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Portfolio's SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other
-----

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------
                        What is a Financial Intermediary?

     A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

--------------------------------------------------------------------------------
            Your financial advisor's firm receives compensation from the Portfolios, ABIRM and/ or Alliance in several ways from various sources, which include some or all of the following:

            - upfront sales commissions
            - 12b-1 fees
            - additional distribution support
            - defrayal of costs for educational seminars and training
            - payments related to providing shareholder
              record-keeping and/or transfer agency services

            Please read this Prospectus carefully for information on this compensation.

--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately [_]% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $[_]. In 2005, ABIRM paid approximately [_]% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $[_]for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.

--------------------------------------------------------------------------------
     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
--------------------------------------------------------------------------------

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

    Advest
    A.G. Edwards
    AIG Financial Advisors
    Ameriprise Financial Services
    AXA Advisors
    Banc of America
    Bank One Securities Corp.
    BNY Investment Center
    Charles Schwab
    Chase Investment Services
    Citicorp Investment Services
    Citigroup Global Markets
    Commonwealth Financial Network
    Independent Financial Marketing Group
    ING Advisors Network
    Legg Mason
    Lincoln Financial Advisors
    Linsco/Private Ledger
    McDonald Investments
    Merrill Lynch
    Morgan Stanley
    Mutual Service Corporation
    National Financial
    National Planning Holdings
    New England Securities
    PFS Investments
    Piper Jaffray
    Raymond James
    RBC Dain Rauscher
    Securities America
    Signator Investors
    SunTrust Bank
    UBS Financial Services
    Uvest Financial Services
    Wachovia Securities
    Walnut Street Securities
    Wells Fargo Investments

Although the Portfolios may use brokers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Financial Advisor
-------------------------------------------------------

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio
----------------------------------------

By Mail:
o Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

o    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:
o You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

Each Portfolio's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Portfolios, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Portfolio will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Portfolio's Board of Directors/Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Portfolios investment objectives, investment practices and risks. Most of these investment practices are discretionary, which means that Alliance may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolio's SAI.


Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.


The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. No AllianceBernstein Intermediate Municipal Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the following Portfolios' fiscal years ended in 2005, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

AMT-Subject bonds, were as follows:

                                                          BELOW        AMT-
                                                          INVESTMENT  SUBJECT
PORTFOLIO         AAA        AA      A         BBB        GRADE        BONDS
---------         -----     -----    -----     -----      -----        -----

Alliance-
Bernstein
Municipal
Portfolios:
National          [___]%    [___]%   [___]%    [___]%     [___]%      [___]%
Insured
  National        [___]     [___]    [___]     [___]      [___]       [___]
Arizona           [___]     [___]    [___]     [___]      [___]       [___]
California        [___]     [___]    [___]     [___]      [___]       [___]
Insured
  California      [___]     [___]    [___]     [___]      [___]       [___]
Florida           [___]     [___]    [___]     [___]      [___]       [___]
Massachusetts     [___]     [___]    [___]     [___]      [___]       [___]
Michigan          [___]     [___]    [___]     [___]      [___]       [___]
Minnesota         [___]     [___]    [___]     [___]      [___]       [___]
New Jersey        [___]     [___]    [___]     [___]      [___]       [___]
New York          [___]     [___]    [___]     [___]      [___]       [___]
Ohio              [___]     [___]    [___]     [___]      [___]       [___]
Pennsylvania      [___]     [___]    [___]     [___]      [___]       [___]
Virginia          [___]     [___]    [___]     [___]      [___]       [___]

Alliance-
Bernstein
Intermediate
Municipal
Portfolios:
Intermediate
Diversified
  Municipal       [___]     [___]    [___]     [___]      [___]       [___]
Intermediate

California
  Municipal       [___]     [___]    [___]     [___]      [___]       [___]
Intermediate
  New York
  Municipal       [___]     [___]    [___]     [___]      [___]       [___]



Derivatives. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.



There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.



A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations. The Portfolios may use the following types of derivatives.


o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). The Portfolios investment in and limitations with respect to options include the following:



          Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.



          A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties.


o Futures and Options on Futures Contracts-- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities or financial indices or reference rates. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.


o Forwards -- A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date.


o Swap Transactions -- A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount).



The Portfolios investments in swap transactions include the following:

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


     Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

o Interest Rate Swaps, Caps and Floors. Each Portfolio that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

     A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No AllianceBernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Unless there is a counterparty default, the risk of loss with respect to interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.


Loans of Portfolio Securities. For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Structured Securities. Structured Securities are often referred to as "hybrid investments". A Portfolio may invest in hybrid instruments (a type of potentially high risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indices or other financial or economic indicators, data or events.


Hybrid investments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal at risk.


Variable, Floating and Inverse Floating Rate Instruments. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities. Under current SEC Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.


Repurchase Agreements. Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to resell it to the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Unrated Securities. A Portfolio may invest in unrated securities when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with a Portfolio's objectives and policies.

Temporary Defensive Position. In attempting to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for each Portfolio [quarterly] at www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick line to select the Underlying Portfolio). Alliance posts the schedule on the website as of the [last day of each calendar month, approximately 30 days after the end of that month]. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.


MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER

Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of [________], 2005 totaling approximately $[___] billion (of which approximately $[___] billion represented assets of investment companies). As of [_______], 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including [__] of the nation's FORTUNE 100 companies), for public employee retirement funds in [__] states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The [__] registered investment companies managed by Alliance, comprising [__] separate investment portfolios, currently have approximately [__] million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:

                                 Fee as a
                                 percentage of
                                 average daily
Portfolio                        net assets*        Fiscal Year Ended
---------                        -----------        -----------------
AllianceBernstein
Municipal Portfolios:
National Portfolio               [___]%             10/31/05
Insured National Portfolio       [___]%             10/31/05
California Portfolio             [___]%             10/31/05
Insured California Portfolio     [___]%             10/31/05
Arizona Portfolio                [___]%              9/30/05
Florida Portfolio                [___]%              9/30/05
Massachusetts Portfolio          [___]%              9/30/05
Michigan Portfolio               [___]%              9/30/05
Minnesota Portfolio              [___]%              9/30/05
New Jersey Portfolio             [___]%              9/30/05
New York Portfolio               [___]%             10/31/05
Ohio Portfolio                   [___]%              9/30/05
Pennsylvania Portfolio           [___]%              9/30/05
Virginia Portfolio               [___]%              9/30/05
AllianceBernstein
Intermediate
Municipal Portfolios:
Intermediate Diversified
Municipal Portfolio              [___]%              9/30/05
Intermediate California
Municipal Portfolio              [___]%              9/30/05
Intermediate New York
Municipal Portfolio              [___]%              9/30/05

* Fees are stated net of any waivers and/or reimbursements. See the subsection "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.

A discussion of the basis of the Board of Directors/Trustees approval of a Portfolio's investment advisory contract is available in the Strategy's annual report for the fiscal year ended October 31, 2005.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of Alliance may have investment objectives and policies similar to those of the Portfolios. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Portfolios. When two or more of the clients of Alliance (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team, comprised of senior Municipal Bond Investment Team members. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.

The Portfolios' SAIs provide additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Strategies.


Legal Proceedings. As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008. The Fund's advisory fee was not affected by Alliance's agreement to reduce its advisory fees; and


    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.



A special committee of Alliance's Board of Directors/Trustees, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.


In addition, the Independent Directors/Trustees of the Fund (the "Independent Directors/Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors/Trustees have formed a special committee to supervise the investigation.


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.


Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions and all removed state court actions to the United States District Court for the District of Maryland.


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending. On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The VWAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.


On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Fund's shares or other adverse consequences to the Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

AGIS acts as the transfer agent for the Portfolios. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

For more information, please refer to a Portfolio's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES

General
-------

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios
--------------------------------------------------

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close out an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.


                                          Income from Investment Operations                  Less Dividends and Distributions
                                          ---------------------------------                  --------------------------------

                                                            Net Gains
                                                            or Losses on                                Distributions
                                 Net Asset       Net        Investments                    Dividends    in Excess      Distributions
                                  Value,      Investment    (both           Total from     from Net     of Net         from
                                 Beginning      Income      realized and    Investment     Investment   Investment     Capital
Fiscal Year or Period            of Period    (Loss)+(a)    unrealized)     Operations     Income       Income         Gains
---------------------            ---------    ----------    -----------     ----------     ------       ------         -----
National Portfolio
  Class A
  Year ended 10/31/05.......     $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......          9.96         0.50          0.17             0.67          (0.50)        0.00           0.00
  Year ended 10/31/03.......          9.80         0.52          0.18             0.70          (0.54)        0.00           0.00
  Year ended 10/31/02.......         10.34         0.54         (0.53)            0.01          (0.54)       (0.01)          0.00
  Year ended 10/31/01.......         10.14         0.54          0.21             0.75          (0.54)       (0.01)          0.00

  Class B
  Year ended 10/31/05.......     $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......          9.95         0.43          0.17             0.60          (0.43)        0.00           0.00
  Year ended 10/31/03.......          9.79         0.45          0.18             0.63          (0.47)        0.00           0.00
  Year ended 10/31/02.......         10.33         0.46         (0.52)           (0.06)         (0.47)       (0.01)          0.00
  Year ended 10/31/01.......         10.13         0.47          0.21             0.68          (0.47)       (0.01)          0.00

  Class C
  Year ended 10/31/05.......     $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......          9.95         0.43          0.18             0.61          (0.43)        0.00           0.00
  Year ended 10/31/03.......          9.79         0.45          0.18             0.63          (0.47)        0.00           0.00
  Year ended 10/31/02.......         10.34         0.47         (0.54)           (0.07)         (0.47)       (0.01)          0.00
  Year ended 10/31/01.......         10.13         0.47          0.22             0.69          (0.47)       (0.01)          0.00


Insured National Portfolio
  Class A
  Year ended 10/31/05.......    $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......         10.11         0.44          0.20             0.64          (0.46)        0.00           0.00
  Year ended 10/31/03.......          9.92         0.47          0.14             0.61          (0.42)        0.00           0.00
  Year ended 10/31/02.......         10.07         0.45         (0.14)            0.31          (0.45)       (0.01)          0.00
  Year ended 10/31/01.......          9.58         0.45          0.50             0.95          (0.45)       (0.01)          0.00

  Class B
  Year ended 10/31/05.......    $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......         10.09         0.36          0.19             0.55          (0.38)        0.00           0.00
  Year ended 10/31/03.......          9.89         0.40          0.16             0.56          (0.36)        0.00           0.00
  Year ended 10/31/02.......         10.05         0.37         (0.14)            0.23          (0.38)       (0.01)          0.00
  Year ended 10/31/01.......          9.56         0.38          0.50             0.88          (0.38)       (0.01)          0.00

  Class C
  Year ended 10/31/05.......     $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......         10.09         0.37          0.19             0.56          (0.38)        0.00           0.00
  Year ended 10/31/03.......          9.90         0.40          0.15             0.55          (0.36)        0.00           0.00
  Year ended 10/31/02.......         10.05         0.37         (0.13)            0.24          (0.38)       (0.01)          0.00
  Year ended 10/31/01.......          9.56         0.38          0.50             0.88          (0.38)       (0.01)          0.00


California Portfolio
  Class A
  Year ended 10/31/05.......     $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......         10.63         0.51          0.30             0.81          (0.51)        0.00           0.00
  Year ended 10/31/03.......         10.84         0.53         (0.19)            0.34          (0.55)        0.00           0.00
  Year ended 10/31/02.......         11.00         0.55         (0.15)            0.40          (0.54)       (0.02)          0.00
  Year ended 10/31/01.......         10.88         0.54          0.14             0.68          (0.54)       (0.02)          0.00

  Class B
  Year ended 10/31/05.......     $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......         10.63         0.44          0.30             0.74          (0.44)        0.00           0.00
  Year ended 10/31/03.......         10.84         0.46         (0.20)            0.26          (0.47)        0.00           0.00
  Year ended 10/31/02.......         11.00         0.47         (0.14)            0.33          (0.47)       (0.02)          0.00
  Year ended 10/31/01.......         10.88         0.46          0.15             0.61          (0.46)       (0.03)          0.00

  Class C
  Year ended 10/31/05.......     $  [____]     $  [____]    $  [____]        $  [____]      $  [____]    $  [____]      $  [____]
  Year ended 10/31/04*......         10.63         0.44          0.30             0.74          (0.44)        0.00           0.00
  Year ended 10/31/03.......         10.84         0.46         (0.20)            0.26          (0.47)        0.00           0.00
  Year ended 10/31/02.......         11.00         0.47         (0.14)            0.33          (0.47)       (0.02)          0.00
  Year ended 10/31/01.......         10.88         0.46          0.15             0.61          (0.46)       (0.03)          0.00

Please refer to the footnotes on pages [___]  and [___].



                                 Less Distributions                                         Ratios/Supplemental Data
                                 ------------------                                         ------------------------

                                                                                            Ratio of     Ratio of Net
                                Total           Net Asset                    Net Assets,    Expenses    Income/(Loss)   Portfolio
                                Dividends and   Value, End     Total        End of Period   to Average    to Average     Turnover
Fiscal Year or Period           Distributions   of Period     Return (b)   (OOO's omitted)  Net Assets    Net Assets      Rate
---------------------           -------------   ---------     ----------   ---------------  ----------    ----------      ----
National Portfolio
  Class A
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     [____]%(c)       [____]%       [____]%
  Year ended 10/31/04*......         (0.50)        10.13          6.92        344,557       0.68(c)          4.94            47
  Year ended 10/31/03.......         (0.54)         9.96          7.32        373,416       0.68(c)          5.25            35
  Year ended 10/31/02.......         (0.55)         9.80          0.06        411,408       0.65(c)          5.28            63
  Year ended 10/31/01.......         (0.55)        10.34          7.55        425,506       0.64(c)          5.22           194

  Class B
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     ____]%(c)       [____]%        [____]%
  Year ended 10/31/04*......         (0.43)        10.12          6.18         72,264       1.39(c)          4.24            47
  Year ended 10/31/03.......         (0.47)         9.95          6.57        101,287       1.39(c)          4.54            35
  Year ended 10/31/02.......         (0.48)         9.79         (0.62)       122,656       1.35(c)          4.57            63
  Year ended 10/31/01.......         (0.48)        10.33          6.84        132,074       1.36(c)          4.59           194

  Class C
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     ____]%(c)       [____]%        [____]%
  Year ended 10/31/04*......         (0.43)        10.13          6.28         68,769       1.38(c)          4.24            47
  Year ended 10/31/03.......         (0.47)         9.95          6.57         82,167       1.38(c)          4.55            35
  Year ended 10/31/02.......         (0.48)         9.79         (0.72)        93,032       1.35(c)          4.58            63
  Year ended 10/31/01.......         (0.48)        10.34          6.94         98,825       1.35(c)          4.61           194


Insured National Portfolio
  Class A
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     ____]%(d)       [____]%        [____]%
  Year ended 10/31/04*......         (0.46)        10.29          6.42        129,888       1.03(d)          4.28            12
  Year ended 10/31/03.......         (0.42)        10.11          6.32        139,179       1.04(d)          4.69            28
  Year ended 10/31/02.......         (0.46)         9.92          3.13        164,154       1.01(d)          4.49            43
  Year ended 10/31/01.......         (0.46)        10.07         10.11        169,744       1.04(d)          4.53           105

  Class B
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     ____]%(d)       [____]%        [____]%
  Year ended 10/31/04*......         (0.38)        10.26          5.60         22,968       1.74(d)          3.58            12
  Year ended 10/31/03.......         (0.36)        10.09          5.71         34,243       1.75(d)          4.00            28
  Year ended 10/31/02.......         (0.39)         9.89          2.34         35,048       1.72(d)          3.79            43
  Year ended 10/31/01.......         (0.39)        10.05          9.39         35,326       1.75(d)          3.83           105

  Class C
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     ____]%(d)       [____]%        [____]%
  Year ended 10/31/04*......         (0.38)        10.27          5.71         12,198       1.73(d)          3.59            12
  Year ended 10/31/03.......         (0.36)        10.09          5.60         14,149       1.74(d)          3.98            28
  Year ended 10/31/02.......         (0.39)         9.90          2.44         17,592       1.71(d)          3.78            43
  Year ended 10/31/01.......         (0.39)        10.05          9.39         16,650       1.74(d)          3.84           105


California Portfolio
  Class A
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     [____]%(e)       [____]%       [____]%
  Year ended 10/31/04*......         (0.51)        10.93          7.80        587,874       0.78(e)          4.75            34
  Year ended 10/31/03.......         (0.55)        10.63          3.15        644,868       0.77(e)          4.93            33
  Year ended 10/31/02.......         (0.56)        10.84          3.82        725,242       0.76(e)          5.05            23
  Year ended 10/31/01.......         (0.56)        11.00          6.47        755,947       0.77(e)          4.98            78

  Class B
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     [____]%(e)       [____]%          [____]%
  Year ended 10/31/04*......         (0.44)        10.93          7.05        175,215       1.48(e)          4.05            34
  Year ended 10/31/03.......         (0.47)        10.63          2.43        237,147       1.48(e)          4.22            33
  Year ended 10/31/02.......         (0.49)        10.84          3.10        279,697       1.46(e)          4.35            23
  Year ended 10/31/01.......         (0.49)        11.00          5.74        269,726       1.48(e)          4.26            78

  Class C
  Year ended 10/31/05.......     $  [____]     $  [____]       [____]%       $  [____]     [____]%(e)       [____]%          [____]%
  Year ended 10/31/04*......         (0.44)        10.93          7.05        141,031       1.48(e)          4.05            34
  Year ended 10/31/03.......         (0.47)        10.63          2.43        170,003       1.47(e)          4.23            33
  Year ended 10/31/02.......         (0.49)        10.84          3.10        209,008       1.46(e)          4.35            23
  Year ended 10/31/01.......         (0.49)        11.00          5.74        211,502       1.47(e)          4.25            78

Please refer to the footnotes on pages [___] and [___].



                                          Income from Investment Operations                  Less Dividends and Distributions
                                          ---------------------------------                  --------------------------------

                                                            Net Gains
                                                            or Losses on                                Distributions
                                 Net Asset       Net        Investments                    Dividends    in Excess      Distributions
                                  Value,      Investment    (both           Total from     from Net     of Net         from
                                 Beginning      Income      realized and    Investment     Investment   Investment     Capital
Fiscal Year or Period            of Period    (Loss)+(a)    unrealized)     Operations     Income       Income         Gains
---------------------            ---------    ----------    -----------     ----------     ------       ------         -----
Insured California
Portfolio
  Class A
  Year ended 10/31/05.....      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 10/31/04*....           14.03        0.61            0.18           0.79         (0.61)          0.00            0.00
  Year ended 10/31/03.....           14.17        0.60           (0.12)          0.48         (0.62)          0.00            0.00
  Year ended 10/31/02.....           14.45        0.62           (0.12)          0.50         (0.62)         (0.04)          (0.12)
  Year ended 10/31/01.....           13.74        0.63            0.74           1.37         (0.63)         (0.03)           0.00

  Class B
  Year ended 10/31/05.....      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 10/31/04*....           14.02        0.50            0.19           0.69         (0.51)          0.00            0.00
  Year ended 10/31/03.....           14.16        0.50           (0.12)          0.38         (0.52)          0.00            0.00
  Year ended 10/31/02.....           14.46        0.52           (0.14)          0.38         (0.53)         (0.03)          (0.12)
  Year ended 10/31/01.....           13.75        0.52            0.75           1.27         (0.52)         (0.04)           0.00

  Class C
  Year ended 10/31/05.....      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 10/31/04*....           14.02        0.51            0.18           0.69         (0.51)          0.00            0.00
  Year ended 10/31/03.....           14.16        0.50           (0.12)          0.38         (0.52)          0.00            0.00
  Year ended 10/31/02.....           14.47        0.52           (0.15)          0.37         (0.53)         (0.03)          (0.12)
  Year ended 10/31/01.....           13.75        0.52            0.76           1.28         (0.52)         (0.04)           0.00

Arizona Portfolio
  Class A
  Year ended 9/30/05......      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 9/30/04*.....           10.76        0.51            0.19           0.70         (0.51)          0.00            0.00
  Year ended 9/30/03......           11.02        0.51           (0.26)          0.25         (0.51)          0.00            0.00
  Year ended 9/30/02......           10.80        0.51            0.26           0.77         (0.51)         (0.04)           0.00
  Year ended 9/30/01......           10.47        0.54            0.34           0.88         (0.54)         (0.01)           0.00

  Class B
  Year ended 9/30/05......      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 9/30/04*.....           10.74        0.43            0.20           0.63         (0.43)          0.00            0.00
  Year ended 9/30/03......           11.00        0.43           (0.26)          0.17         (0.43)          0.00            0.00
  Year ended 9/30/02......           10.78        0.43            0.27           0.70         (0.43)         (0.05)           0.00
  Year ended 9/30/01......           10.46        0.47            0.33           0.80         (0.47)         (0.01)           0.00

  Class C
  Year ended 9/30/05......      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 9/30/04*.....           10.74        0.43            0.20           0.63         (0.43)          0.00            0.00
  Year ended 9/30/03......           11.00        0.43           (0.26)          0.17         (0.43)          0.00            0.00
  Year ended 9/30/02......           10.78        0.43            0.27           0.70         (0.43)         (0.05)           0.00
  Year ended 9/30/01......           10.46        0.47            0.33           0.80         (0.47)         (0.01)           0.00

Florida Portfolio
  Class A
  Year ended 9/30/05......      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 9/30/04*.....           10.17        0.49            0.08           0.57         (0.49)          0.00            0.00
  Year ended 9/30/03......           10.34        0.49           (0.13)          0.36         (0.53)          0.00            0.00
  Year ended 9/30/02......           10.16        0.52            0.19           0.71         (0.52)         (0.01)           0.00
  Year ended 9/30/01......            9.76        0.53            0.40           0.93         (0.53)          0.00            0.00

  Class B
  Year ended 9/30/05......      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 9/30/04*.....           10.18        0.42            0.08           0.50         (0.42)          0.00            0.00
  Year ended 9/30/03......           10.35        0.42           (0.14)          0.28         (0.45)          0.00            0.00
  Year ended 9/30/02......           10.17        0.45            0.18           0.63         (0.45)          0.00            0.00
  Year ended 9/30/01......            9.77        0.46            0.39           0.85         (0.45)          0.00            0.00

  Class C
  Year ended 9/30/05......      $  [____]    $  [____]      $  [____]      $  [____]     $  [____]      $  [____]       $  [____]
  Year ended 9/30/04*.....           10.18        0.42            0.07           0.49         (0.42)          0.00            0.00
  Year ended 9/30/03......           10.35        0.42           (0.14)          0.28         (0.45)          0.00            0.00
  Year ended 9/30/02......           10.17        0.45            0.18           0.63         (0.45)          0.00            0.00
  Year ended 9/30/01......            9.77        0.46            0.39           0.85         (0.45)          0.00            0.00


Please refer to the footnotes on pages [___] and [___].



                                 Less Distributions                                         Ratios/Supplemental Data
                                 ------------------                                         ------------------------

                                                                                            Ratio of     Ratio of Net
                                Total           Net Asset                    Net Assets,    Expenses    Income/(Loss)   Portfolio
                                Dividends and   Value, End     Total        End of Period   to Average    to Average     Turnover
Fiscal Year or Period           Distributions   of Period     Return (b)   (OOO's omitted)  Net Assets    Net Assets      Rate
---------------------           -------------   ---------     ----------   ---------------  ----------    ----------      ----
Insured California
Portfolio
  Class A
  Year ended 10/31/05.....      $  [____]       $  [____]      [____]%      $  [____]          [____]%(f)   [____]%        [____]%
  Year ended 10/31/04*....           (0.61)          14.21         5.75       103,414            1.00(f)      4.29             5
  Year ended 10/31/03.....           (0.62)          14.03         3.39       124,817            1.07(f)      4.24            34
  Year ended 10/31/02.....           (0.78)          14.17         3.65       144,973            1.03(f)      4.43            31
  Year ended 10/31/01.....           (0.66)          14.45        10.16       168,469            1.04(f)      4.44           140

  Class B
  Year ended 10/31/05.....      $  [____]       $  [____]      [____]%      $  [____]         [____]%(f)   [____]%        [____]%
  Year ended 10/31/04*....           (0.51)          14.20         5.02        21,559            1.71(f)      3.58             5
  Year ended 10/31/03.....           (0.52)          14.02         2.67        29,285            1.77(f)      3.52            34
  Year ended 10/31/02.....           (0.68)          14.16         2.76        33,133            1.73(f)      3.70            31
  Year ended 10/31/01.....           (0.56)          14.46         9.38        27,015            1.74(f)      3.72           140

  Class C
  Year ended 10/31/05.....      $  [____]       $  [____]      [____]%      $  [____]        [ ____]%(f)   [____]%        [____]%
  Year ended 10/31/04*....           (0.51)          14.20         5.02        19,603            1.70(f)      3.59             5
  Year ended 10/31/03.....           (0.52)          14.02         2.67        21,951            1.77(f)      3.53            34
  Year ended 10/31/02.....           (0.68)          14.16         2.69        22,715            1.73(f)      3.71            31
  Year ended 10/31/01.....           (0.56)          14.47         9.46        20,541            1.74(f)      3.73           140

Arizona Portfolio
  Class A
  Year ended 9/30/05......      $  [____]       $  [____]      [____]%      $  [____]          [____]%(g)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.51)          10.95         6.64        88,701            0.78(g)      4.69            28
  Year ended 9/30/03......           (0.51)          10.76         2.35       101,040            0.78(g)      4.72            28
  Year ended 9/30/02......           (0.55)          11.02         7.33       121,245            0.78(g)      4.73            11
  Year ended 9/30/01......           (0.55)          10.80         8.56        88,261            0.78(g)      5.08           119

  Class B
  Year ended 9/30/05......      $  [____]       $  [____]      [____]%      $  [____]          [____]%(g)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.43)          10.94         5.98        76,951            1.48(g)      4.00            28
  Year ended 9/30/03......           (0.43)          10.74         1.62        89,938            1.48(g)      4.03            28
  Year ended 9/30/02......           (0.48)          11.00         6.65        92,349            1.48(g)      4.02            11
  Year ended 9/30/01......           (0.48)          10.78         7.76        56,024            1.48(g)      4.41           119

  Class C
  Year ended 9/30/05......      $  [____]       $  [____]      [____]%      $  [____]          [____]%(g)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.43)          10.94         5.98        20,305            1.48(g)      4.00            28
  Year ended 9/30/03......           (0.43)          10.74         1.62        25,110            1.48(g)      4.03            28
  Year ended 9/30/02......           (0.48)          11.00         6.65        24,258            1.48(g)      4.00            11
  Year ended 9/30/01......           (0.48)          10.78         7.76        13,407            1.48(g)      4.43           119

Florida Portfolio
  Class A
  Year ended 9/30/05......      $  [____]       $  [____]      [____]%      $  [____]          [____]%(h)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.49)          10.25         5.78       101,529            0.78(h)      4.83            22
  Year ended 9/30/03......           (0.53)          10.17         3.54       109,543            0.78(h)      4.80            30
  Year ended 9/30/02......           (0.53)          10.34         7.21       109,373            0.78(h)      5.18            20
  Year ended 9/30/01......           (0.53)          10.16         9.71        97,714            0.78(h)      5.33            70

  Class B
  Year ended 9/30/05......      $  [____]       $  [____]      [____]%      $  [____]         [____]%(h)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.42)          10.26         4.96        79,266            1.48(h)      4.12            22
  Year ended 9/30/03......           (0.45)          10.18         2.82       104,874            1.48(h)      4.09            30
  Year ended 9/30/02......           (0.45)          10.35         6.45       105,583            1.48(h)      4.47            20
  Year ended 9/30/01......           (0.45)          10.17         8.92        87,603            1.48(h)      4.62            70

  Class C
  Year ended 9/30/05......      $  [____]       $  [____]      [____]%      $  [____]          [____]%(h)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.42)          10.25         4.96        39,170            1.48(h)      4.13            22
  Year ended 9/30/03......           (0.45)          10.18         2.82        46,929            1.48(h)      4.09            30
  Year ended 9/30/02......           (0.45)          10.35         6.45        49,102            1.48(h)      4.47            20
  Year ended 9/30/01......           (0.45)          10.17         8.93        40,360            1.48(h)      4.64            70


Please refer to the footnotes on pages [___] and [__].




                                          Income from Investment Operations                  Less Dividends and Distributions
                                          ---------------------------------                  --------------------------------

                                                            Net Gains
                                                            or Losses on                                Distributions
                                 Net Asset       Net        Investments                    Dividends    in Excess      Distributions
                                  Value,      Investment    (both           Total from     from Net     of Net         from
                                 Beginning      Income      realized and    Investment     Investment   Investment     Capital
Fiscal Year or Period            of Period    (Loss)+(a)    unrealized)     Operations     Income       Income         Gains
---------------------            ---------    ----------    -----------     ----------     ------       ------         -----
Massachusetts Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.79         0.51          0.13           0.64           (0.51)       0.00           0.00
  Year ended 9/30/03.......          11.06         0.51         (0.26)          0.25           (0.52)       0.00           0.00
  Year ended 9/30/02.......          11.05         0.54          0.04           0.58           (0.54)      (0.03)          0.00
  Year ended 9/30/01.......          10.59         0.56          0.47           1.03           (0.56)      (0.01)          0.00

  Class B
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.77         0.44          0.14           0.58           (0.44)       0.00           0.00
  Year ended 9/30/03.......          11.03         0.44         (0.25)          0.19           (0.45)       0.00           0.00
  Year ended 9/30/02.......          11.03         0.47          0.03           0.50           (0.47)      (0.03)          0.00
  Year ended 9/30/01.......          10.57         0.49          0.47           0.96           (0.49)      (0.01)          0.00

  Class C
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.77         0.44          0.14           0.58           (0.44)       0.00           0.00
  Year ended 9/30/03.......          11.03         0.44         (0.25)          0.19           (0.45)       0.00           0.00
  Year ended 9/30/02.......          11.03         0.47          0.03           0.50           (0.47)      (0.03)          0.00
  Year ended 9/30/01.......          10.57         0.49          0.47           0.96           (0.49)      (0.01)          0.00


Michigan Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.69         0.48          0.11           0.59           (0.49)       0.00           0.00
  Year ended 9/30/03.......          10.91         0.47         (0.17)          0.30           (0.52)       0.00           0.00
  Year ended 9/30/02.......          10.63         0.49          0.32           0.81           (0.49)      (0.04)          0.00
  Year ended 9/30/01.......          10.16         0.52          0.48           1.00           (0.52)      (0.01)          0.00

  Class B
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.67         0.41          0.10           0.51           (0.41)       0.00           0.00
  Year ended 9/30/03.......          10.89         0.40         (0.18)          0.22           (0.44)       0.00           0.00
  Year ended 9/30/02.......          10.62         0.41          0.32           0.73           (0.41)      (0.05)          0.00
  Year ended 9/30/01.......          10.15         0.45          0.48           0.93           (0.45)      (0.01)          0.00

  Class C
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.67         0.41          0.10           0.51           (0.41)       0.00           0.00
  Year ended 9/30/03.......          10.89         0.40         (0.18)          0.22           (0.44)       0.00           0.00
  Year ended 9/30/02.......          10.62         0.41          0.32           0.73           (0.41)      (0.05)          0.00
  Year ended 9/30/01.......          10.14         0.45          0.49           0.94           (0.45)      (0.01)          0.00


Minnesota Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.15         0.44         (0.01)          0.43           (0.44)       0.00           0.00
  Year ended 9/30/03.......          10.31         0.45         (0.15)          0.30           (0.46)       0.00           0.00
  Year ended 9/30/02.......          10.09         0.48          0.25           0.73           (0.48)      (0.03)          0.00
  Year ended 9/30/01.......           9.72         0.52          0.38           0.90           (0.52)      (0.01)          0.00

  Class B
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.15         0.37         (0.01)          0.36           (0.37)       0.00           0.00
  Year ended 9/30/03.......          10.31         0.38         (0.15)          0.23           (0.39)       0.00           0.00
  Year ended 9/30/02.......          10.08         0.40          0.27           0.67           (0.40)      (0.04)          0.00
  Year ended 9/30/01.......           9.72         0.45          0.37           0.82           (0.45)      (0.01)          0.00

  Class C
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......          10.16         0.37         (0.01)          0.36           (0.37)       0.00           0.00
  Year ended 9/30/03.......          10.32         0.38         (0.15)          0.23           (0.39)       0.00           0.00
  Year ended 9/30/02.......          10.10         0.40          0.26           0.66           (0.40)      (0.04)          0.00
  Year ended 9/30/01.......           9.72         0.45          0.39           0.84           (0.45)      (0.01)          0.00


Please refer to the footnotes on pages [___] and [___].



                                 Less Distributions                                         Ratios/Supplemental Data
                                 ------------------                                         ------------------------

                                                                                            Ratio of     Ratio of Net
                                Total           Net Asset                    Net Assets,    Expenses    Income/(Loss)   Portfolio
                                Dividends and   Value, End     Total        End of Period   to Average    to Average     Turnover
Fiscal Year or Period           Distributions   of Period     Return (b)   (OOO's omitted)  Net Assets    Net Assets      Rate
---------------------           -------------   ---------     ----------   ---------------  ----------    ----------      ----
Massachusetts Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]       [____]%(i)     [____]%       [____]%
  Year ended 9/30/04*......          (0.51)          10.92       6.13         39,749         0.82(i)        4.73         26
  Year ended 9/30/03.......          (0.52)          10.79       2.39         46,342         0.82(i)        4.71         28
  Year ended 9/30/02.......          (0.57)          11.06       5.46         66,197         0.82(i)        4.97         27
  Year ended 9/30/01.......          (0.57)          11.05       9.92         63,384         0.82(i)        5.20        108

  Class B
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]        [____]%(i)    [____]%       [____]%
  Year ended 9/30/04*......          (0.44)          10.91       5.38         63,430         1.52(i)        4.04         26
  Year ended 9/30/03.......          (0.45)          10.77       1.76         73,979         1.52(i)        4.02         28
  Year ended 9/30/02.......          (0.50)          11.03       4.69         79,216         1.52(i)        4.28         27
  Year ended 9/30/01.......          (0.50)          11.03       9.22         62,190         1.52(i)        4.53        108

  Class C
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]         [____]%(i)    [____]%       [____]%
  Year ended 9/30/04*......          (0.44)          10.91       5.38         35,598         1.52(i)        4.04         26
  Year ended 9/30/03.......          (0.45)          10.77       1.76         46,542         1.52(i)        4.02         28
  Year ended 9/30/02.......          (0.50)          11.03       4.69         53,156         1.52(i)        4.28         27
  Year ended 9/30/01.......          (0.50)          11.03       9.22         44,688         1.52(i)        4.53        108


Michigan Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]        [____]%(j)    [____]%       [____]%
  Year ended 9/30/04*......          (0.49)          10.79       5.65         45,362         1.01(j)        4.51         18
  Year ended 9/30/03.......          (0.52)          10.69       2.66         53,022         1.01(j )       4.38         46
  Year ended 9/30/02.......          (0.53)          10.91       7.87         55,396         1.01(j )       4.57         18
  Year ended 9/30/01.......          (0.53)          10.63      10.11         32,804         1.01(j )       5.01        115

  Class B
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]         [____]%(j)    [____]%       [____]%
  Year ended 9/30/04*......          (0.41)          10.77       4.91         47,605         1.71(j)        3.81         18
  Year ended 9/30/03.......          (0.44)          10.67       1.95         58,034         1.71(j )       3.69         46
  Year ended 9/30/02.......          (0.46)          10.89       7.06         53,097         1.71(j )       3.88         18
  Year ended 9/30/01.......          (0.46)          10.62       9.39         29,436         1.71(j )       4.34        115

  Class C
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]         [____]%(j)    [____]%       [____]%
  Year ended 9/30/04*......          (0.41)          10.77       4.91         43,382         1.71(j)        3.82         18
  Year ended 9/30/03.......          (0.44)          10.67       1.95         54,996         1.71(j )       3.69         46
  Year ended 9/30/02.......          (0.46)          10.89       7.06         57,818         1.71(j )       3.86         18
  Year ended 9/30/01.......          (0.46)          10.62       9.50         24,142         1.71(j )       4.35        115


Minnesota Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]         [____]%(k)    [____]%       [____]%
  Year ended 9/30/04*......          (0.44)          10.14       4.41         64,847         0.90(k)        4.36         19
  Year ended 9/30/03.......          (0.46)          10.15       3.05         67,521         0.90(k)        4.42         32
  Year ended 9/30/02.......          (0.51)          10.31       7.46         65,850         0.90(k)        4.75         29
  Year ended 9/30/01.......          (0.53)          10.09       9.44         30,501         0.90(k)        5.23         61

  Class B
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]        [____]%(k)    [____]%       [____]%
  Year ended 9/30/04*......          (0.37)          10.14       3.68         16,976         1.60(k)        3.65         19
  Year ended 9/30/03.......          (0.39)          10.15       2.34         24,366         1.60(k)        3.72         32
  Year ended 9/30/02.......          (0.44)          10.31       6.84         24,340         1.60(k)        4.04         29
  Year ended 9/30/01.......          (0.46)          10.08       8.61         17,304         1.60(k)        4.52         61

  Class C
  Year ended 9/30/05.......     $  [____]       $  [____]   [____]%        $  [____]         [____]%(k)    [____]%       [____]%
  Year ended 9/30/04*......          (0.37)          10.15       3.68         16,402         1.60(k)        3.65         19
  Year ended 9/30/03.......          (0.39)          10.16       2.34         19,248         1.60(k)        3.70         32
  Year ended 9/30/02.......          (0.44)          10.32       6.72         20,401         1.60(k)        4.01         29
  Year ended 9/30/01.......          (0.46)          10.10       8.82         11,434         1.60(k)        4.51         61


Please refer to the footnotes on pages [___] and [___].




                                          Income from Investment Operations                  Less Dividends and Distributions
                                          ---------------------------------                  --------------------------------

                                                            Net Gains
                                                            or Losses on                                Distributions
                                 Net Asset       Net        Investments                    Dividends    in Excess      Distributions
                                  Value,      Investment    (both           Total from     from Net     of Net         from
                                 Beginning      Income      realized and    Investment     Investment   Investment     Capital
Fiscal Year or Period            of Period    (Loss)+(a)    unrealized)     Operations     Income       Income         Gains
---------------------            ---------    ----------    -----------     ----------     ------       ------         -----
New Jersey Portfolio
  Class A
  Year ended 9/30/05......      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*.....           9.80          0.45          0.04           0.49          (0.45)        0.00           0.00
  Year ended 9/30/03......          10.03          0.45         (0.22)          0.23          (0.46)        0.00           0.00
  Year ended 9/30/02......          10.11          0.48         (0.05)          0.43          (0.48)       (0.03)          0.00
  Year ended 9/30/01......           9.92          0.52          0.20           0.72          (0.52)       (0.01)          0.00

  Class B
  Year ended 9/30/05......      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*.....           9.80          0.38          0.04           0.42          (0.38)        0.00           0.00
  Year ended 9/30/03......          10.04          0.38         (0.23)          0.15          (0.39)        0.00           0.00
  Year ended 9/30/02......          10.11          0.41         (0.04)          0.37          (0.41)       (0.03)          0.00
  Year ended 9/30/01......           9.92          0.44          0.20           0.64          (0.44)       (0.01)          0.00

  Class C
  Year ended 9/30/05......      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*.....           9.81          0.38          0.03           0.41          (0.38)        0.00           0.00
  Year ended 9/30/03......          10.04          0.38         (0.22)          0.16          (0.39)        0.00           0.00
  Year ended 9/30/02......          10.11          0.41         (0.04)          0.37          (0.41)       (0.03)          0.00
  Year ended 9/30/01......           9.93          0.44          0.19           0.63          (0.44)       (0.01)          0.00


New York Portfolio
  Class A
  Year ended 10/31/05.....      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 10/31/04*....           9.79          0.48          0.15           0.63          (0.49)        0.00           0.00
  Year ended 10/31/03.....           9.69          0.50          0.11           0.61          (0.51)        0.00           0.00
  Year ended 10/31/02.....           9.93          0.53         (0.25)          0.28          (0.52)        0.00           0.00
  Year ended 10/31/01.....           9.70          0.53          0.22           0.75          (0.52)        0.00           0.00

  Class B
  Year ended 10/31/05.....      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 10/31/04*....           9.78          0.41          0.15           0.56          (0.42)        0.00           0.00
  Year ended 10/31/03.....           9.68          0.43          0.11           0.54          (0.44)        0.00           0.00
  Year ended 10/31/02.....           9.93          0.46         (0.26)          0.20          (0.45)        0.00           0.00
  Year ended 10/31/01.....           9.70          0.45          0.23           0.68          (0.45)        0.00           0.00

  Class C
  Year ended 10/31/05.....      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 10/31/04*....           9.78          0.41          0.15           0.56          (0.42)        0.00           0.00
  Year ended 10/31/03.....           9.68          0.43          0.11           0.54          (0.44)        0.00           0.00
  Year ended 10/31/02.....           9.94          0.46         (0.27)          0.19          (0.45)        0.00           0.00
  Year ended 10/31/01.....           9.71          0.46          0.22           0.68          (0.45)        0.00           0.00


Ohio Portfolio
  Class A
  Year ended 9/30/05......      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*.....          10.05          0.44          0.05           0.49          (0.44)        0.00           0.00
  Year ended 9/30/03......          10.02          0.46          0.05           0.51          (0.48)        0.00           0.00
  Year ended 9/30/02......          10.01          0.50          0.04           0.54          (0.51)       (0.02)          0.00
  Year ended 9/30/01......           9.77          0.54          0.23           0.77          (0.53)        0.00           0.00

  Class B
  Year ended 9/30/05......      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*.....          10.04          0.37          0.05           0.42          (0.37)        0.00           0.00
  Year ended 9/30/03......          10.02          0.39          0.04           0.43          (0.41)        0.00           0.00
  Year ended 9/30/02......          10.01          0.43          0.05           0.48          (0.44)       (0.03)          0.00
  Year ended 9/30/01......           9.77          0.47          0.24           0.71          (0.47)        0.00           0.00

  Class C
  Year ended 9/30/05......      $  [____]      $  [____]   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*.....          10.05          0.37          0.04           0.41          (0.37)        0.00           0.00
  Year ended 9/30/03......          10.02          0.39          0.05           0.44          (0.41)        0.00           0.00
  Year ended 9/30/02......          10.02          0.43          0.04           0.47          (0.44)       (0.03)          0.00
  Year ended 9/30/01......           9.77          0.47          0.25           0.72          (0.47)        0.00           0.00


Please refer to the footnotes on pages [___] and [____].



                                 Less Distributions                                         Ratios/Supplemental Data
                                 ------------------                                         ------------------------

                                                                                            Ratio of     Ratio of Net
                                Total           Net Asset                    Net Assets,    Expenses    Income/(Loss)   Portfolio
                                Dividends and   Value, End     Total        End of Period   to Average    to Average     Turnover
Fiscal Year or Period           Distributions   of Period     Return (b)   (OOO's omitted)  Net Assets    Net Assets      Rate
---------------------           -------------   ---------     ----------   ---------------  ----------    ----------      ----

New Jersey Portfolio
  Class A
  Year ended 9/30/05......      $  [____]     $  [____]       [____]%      $  [____]        [____]%(l)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.45)         9.84         5.05         76,164           0.87(l)      4.60           15
  Year ended 9/30/03......           (0.46)         9.80         2.39         81,632           0.87(l)      4.53           45
  Year ended 9/30/02......           (0.51)        10.03         4.42         94,865           0.87(l)      4.80           49
  Year ended 9/30/01......           (0.53)        10.11         7.33         80,489           0.87(l)      5.04          111

  Class B
  Year ended 9/30/05......      $  [____]     $  [____]       [____]%      $  [____]         [____]%(l)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.38)         9.84         4.41         83,835           1.57(l)      3.89           15
  Year ended 9/30/03......           (0.39)         9.80         1.56        110,294           1.57(l)      3.83           45
  Year ended 9/30/02......           (0.44)        10.04         3.79        127,025           1.57(l)      4.10           49
  Year ended 9/30/01......           (0.45)        10.11         6.56        103,889           1.57(l)      4.33          111

  Class C
  Year ended 9/30/05......      $  [____]     $  [____]       [____]%        $  [____]         [____]%(l)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.38)         9.84         4.30         37,926           1.57(l)      3.89           15
  Year ended 9/30/03......           (0.39)         9.81         1.66         45,633           1.57(l)      3.83           45
  Year ended 9/30/02......           (0.44)        10.04         3.78         56,295           1.57(l)      4.10           49
  Year ended 9/30/01......           (0.45)        10.11         6.45         46,025           1.57(l)      4.34          111


New York Portfolio
  Class A
  Year ended 10/31/05.....      $  [____]     $  [____]     [____]%        $  [____]         [____]%(m)   [____]%        [____]%
  Year ended 10/31/04*....           (0.49)         9.93         6.58        280,213           0.59(m)      4.93           33
  Year ended 10/31/03.....           (0.51)         9.79         6.39        311,596           0.58(m)      5.09           35
  Year ended 10/31/02.....           (0.52)         9.69         2.89        322,621           0.58(m)      5.42           33
  Year ended 10/31/01.....           (0.52)         9.93         7.86        326,500           0.59(m)      5.28           92

  Class B
  Year ended 10/31/05.....      $  [____]     $  [____]     [____]%        $  [____]         [____]%(m)   [____]%        [____]%
  Year ended 10/31/04*....           (0.42)         9.92         5.85        151,474           1.30(m)      4.22           33
  Year ended 10/31/03.....           (0.44)         9.78         5.64        171,881           1.29(m)      4.38           35
  Year ended 10/31/02.....           (0.45)         9.68         2.04        184,700           1.29(m)      4.70           33
  Year ended 10/31/01.....           (0.45)         9.93         7.10        165,787           1.30(m)      4.59           92

  Class C
  Year ended 10/31/05.....      $  [____]     $  [____]     [____]%        $  [____]      [____]%(m)   [____]%        [____]%
  Year ended 10/31/04*....           (0.42)         9.92         5.85         45,121           1.29(m)      4.23           33
  Year ended 10/31/03.....           (0.44)         9.78         5.64         52,206           1.29(m)      4.38           35
  Year ended 10/31/02.....           (0.45)         9.68         1.94         57,386           1.29(m)      4.71           33
  Year ended 10/31/01.....           (0.45)         9.94         7.09         54,631           1.30(m)      4.60           92


Ohio Portfolio
  Class A
  Year ended 9/30/05......      $  [____]     $  [____]     [____]%        $  [____]         [____]%(n)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.44)        10.10         5.02         78,184           0.85(n)      4.38           33
  Year ended 9/30/03......           (0.48)        10.05         5.20         75,102           0.85(n)      4.59           23
  Year ended 9/30/02......           (0.53)        10.02         5.57         70,223           0.85(n)      4.99           34
  Year ended 9/30/01......           (0.53)        10.01         8.04         46,855           0.85(n)      5.42           32

  Class B
  Year ended 9/30/05......      $  [____]     $  [____]     [____]%        $  [____]         [____]%(n)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.37)        10.09         4.30         70,121           1.55(n)      3.69           33
  Year ended 9/30/03......           (0.41)        10.04         4.37         83,422           1.55(n)      3.88           23
  Year ended 9/30/02......           (0.47)        10.02         4.87         73,159           1.55(n)      4.29           34
  Year ended 9/30/01......           (0.47)        10.01         7.33         54,575           1.55(n)      4.72           32

  Class C
  Year ended 9/30/05......      $  [____]     $  [____]     [____]%        $  [____]         [____]%(n)   [____]%        [____]%
  Year ended 9/30/04*.....           (0.37)        10.09         4.19         48,233           1.55(n)      3.69           33
  Year ended 9/30/03......           (0.41)        10.05         4.47         54,062           1.55(n)      3.89           23
  Year ended 9/30/02......           (0.47)        10.02         4.77         53,883           1.55(n)      4.29           34
  Year ended 9/30/01......           (0.47)        10.02         7.43         36,500           1.55(n)      4.71           32

Please refer to the footnotes on pages [___] and [___].



                                          Income from Investment Operations                  Less Dividends and Distributions
                                          ---------------------------------                  --------------------------------

                                                            Net Gains
                                                            or Losses on                                Distributions
                                 Net Asset       Net        Investments                    Dividends    in Excess      Distributions
                                  Value,      Investment    (both           Total from     from Net     of Net         from
                                 Beginning      Income      realized and    Investment     Investment   Investment     Capital
Fiscal Year or Period            of Period    (Loss)(a)     unrealized)     Operations     Income       Income         Gains
---------------------            ---------    ----------    -----------     ----------     ------       ------         -----
Pennsylvania Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]     $  [____]+   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......         10.44         0.48+          0.04           0.52          (0.48)        0.00           0.00
  Year ended 9/30/03.......         10.58         0.50+         (0.14)          0.36          (0.50)        0.00           0.00
  Year ended 9/30/02.......         10.42         0.51+          0.18           0.69          (0.51)       (0.02)          0.00
  Year ended 9/30/01.......          9.88         0.52+          0.55           1.07          (0.52)       (0.01)          0.00

  Class B
  Year ended 9/30/05.......     $  [____]     $  [____]+   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......         10.44         0.40+          0.04           0.44          (0.40)        0.00           0.00
  Year ended 9/30/03.......         10.58         0.44+         (0.15)          0.29          (0.43)        0.00           0.00
  Year ended 9/30/02.......         10.41         0.45+          0.18           0.63          (0.45)       (0.01)          0.00
  Year ended 9/30/01.......          9.88         0.45+          0.54           0.99          (0.45)       (0.01)          0.00

  Class C
  Year ended 9/30/05.......     $  [____]     $  [____]+   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......         10.44         0.40+          0.04           0.44          (0.40)        0.00           0.00
  Year ended 9/30/03.......         10.58         0.44+         (0.15)          0.29          (0.43)        0.00           0.00
  Year ended 9/30/02.......         10.41         0.45+          0.18           0.63          (0.45)       (0.01)          0.00
  Year ended 9/30/01.......          9.88         0.45+          0.54           0.99          (0.45)       (0.01)          0.00

Virginia Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]     $  [____]+   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......         10.75         0.52+          0.01           0.53          (0.51)        0.00           0.00
  Year ended 9/30/03.......         10.77         0.52+         (0.03)          0.49          (0.51)        0.00           0.00
  Year ended 9/30/02.......         10.54         0.52+          0.25           0.77          (0.52)       (0.02)          0.00
  Year ended 9/30/01.......         10.35         0.54+          0.20           0.74          (0.54)       (0.01)          0.00

  Class B
  Year ended 9/30/05.......     $  [____]     $  [____]+   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......         10.73         0.44+          0.01           0.45          (0.43)        0.00           0.00
  Year ended 9/30/03.......         10.75         0.45+         (0.04)          0.41          (0.43)        0.00           0.00
  Year ended 9/30/02.......         10.53         0.45+          0.24           0.69          (0.45)       (0.02)          0.00
  Year ended 9/30/01.......         10.34         0.47+          0.20           0.67          (0.47)       (0.01)          0.00

  Class C
  Year ended 9/30/05.......     $  [____]     $  [____]+   $  [____]       $  [____]       $  [____]    $  [____]     $  [____]
  Year ended 9/30/04*......         10.73         0.44+          0.00           0.44          (0.43)        0.00           0.00
  Year ended 9/30/03.......         10.75         0.45+         (0.04)          0.41          (0.43)        0.00           0.00
  Year ended 9/30/02.......         10.52         0.45+          0.25           0.70          (0.45)       (0.02)          0.00
  Year ended 9/30/01.......         10.33         0.47+          0.20           0.67          (0.47)       (0.01)          0.00

Intermediate Diversified
Municipal Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]     $  [____]    $  [____]       $  [____]       $ [____](q)  $  [____]     $  [____]
  Year ended 9/30/04*......         14.35         0.42          (0.08)          0.34          (0.42)(q)     0.00           0.00
  Year ended 9/30/03.......         14.37         0.47          (0.02)          0.45          (0.47)(q)     0.00           0.00
  2/01/02++ to 9/30/02.....         14.01         0.33           0.36           0.69          (0.33)        0.00           0.00
  Class B
  Year ended 9/30/05.......     $  [____]     $  [____]    $  [____]       $  [____]       $ [____](q)  $  [____]     $  [____]
  Year ended 9/30/04*......         14.35         0.32          (0.08)          0.24          (0.32)(q)     0.00           0.00
  Year ended 9/30/03.......         14.38         0.37          (0.03)          0.34          (0.37)(q)     0.00           0.00
  2/01/02++ to 9/30/02.....         14.01         0.27           0.37           0.64          (0.27)        0.00           0.00
  Class C
  Year ended 9/30/05.......     $  [____]     $  [____]    $  [____]       $  [____]       $ [____](q)  $  [____]     $  [____]
  Year ended 9/30/04*......         14.35         0.32          (0.08)          0.24          (0.32)(q)     0.00           0.00
  Year ended 9/30/03.......         14.37         0.37          (0.02)          0.35          (0.37)(q)     0.00           0.00
  2/01/02++ to 9/30/02.....         14.01         0.27           0.36           0.63          (0.27)        0.00           0.00

Intermediate California
Municipal Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]     $  [____]    $  [____]       $  [____]       $ [____](q)  $  [____]    $  [____]
  Year ended 9/30/04*......         14.46         0.40          (0.07)          0.33          (0.40)(q)     0.00          (0.01)
  Year ended 9/30/03.......         14.59         0.43          (0.13)          0.30          (0.43)(q)     0.00           0.00
  2/01/02++ to 9/30/02.....         14.22         0.30           0.37           0.67          (0.30)        0.00           0.00
  Class B
  Year ended 9/30/05.......     $  [____]     $  [____]    $  [____]       $  [____]       $ [____](q)  $  [____]    $  [____]
  Year ended 9/30/04*......         14.46         0.30          (0.06)          0.24          (0.30)(q)     0.00          (0.01)
  Year ended 9/30/03.......         14.59         0.33          (0.13)          0.20          (0.33)(q)     0.00           0.00
  2/01/02++ to 9/30/02.....         14.22         0.23           0.37           0.60          (0.23)        0.00           0.00
  Class C
  Year ended 9/30/05.......     $  [____]     $  [____]    $  [____]       $  [____]       $ [____](q)  $  [____]    $  [____]
  Year ended 9/30/04*......         14.46         0.29          (0.07)          0.22          (0.29)(q)     0.00          (0.01)
  Year ended 9/30/03.......         14.59         0.33          (0.13)          0.20          (0.33)(q)     0.00           0.00
  2/01/02++ to 9/30/02.....         14.22         0.23           0.37           0.60          (0.23)        0.00           0.00


Please refer to the footnotes on pages [___] and [___].



                                 Less Distributions                                         Ratios/Supplemental Data
                                 ------------------                                         ------------------------

                                                                                            Ratio of     Ratio of Net
                                Total           Net Asset                    Net Assets,    Expenses    Income/(Loss)   Portfolio
                                Dividends and   Value, End     Total        End of Period   to Average    to Average     Turnover
Fiscal Year or Period           Distributions   of Period     Return (b)   (OOO's omitted)  Net Assets    Net Assets      Rate
---------------------           -------------   ---------     ----------   ---------------  ----------    ----------      ----
Pennsylvania Portfolio
  Class A
  Year ended 9/30/05.......     $ [____]          [____]       [____]%      $  [____]      [____]%(o)   [____]%           [____]%
  Year ended 9/30/04*......         (0.48)         10.48        5.06           74,132       0.95(o)      4.55               19
  Year ended 9/30/03.......         (0.50)         10.44        3.57           84,053       0.95(o)      4.91               17
  Year ended 9/30/02.......         (0.53)         10.58        6.88           99,426       0.95(o)      4.98               38
  Year ended 9/30/01.......         (0.53)         10.42       11.11           96,834       0.95(o)      5.15              112

  Class B
  Year ended 9/30/05.......     $ [____]          [____]       [____]%      $  [____]      [____]%(o)   [____]%           [____]%
  Year ended 9/30/04*......         (0.40)         10.48        4.32           55,552       1.65(o)      3.85               19
  Year ended 9/30/03.......         (0.43)         10.44        2.84           68,409       1.65(o)      4.21               17
  Year ended 9/30/02.......         (0.46)         10.58        6.26           74,390       1.65(o)      4.35               38
  Year ended 9/30/01.......         (0.46)         10.41       10.25           62,038       1.65(o)      4.36              112

  Class C
  Year ended 9/30/05.......     $ [____]          [____]       [____]%      $  [____]      [____]%(o)   [____]%           [____]%
  Year ended 9/30/04*......         (0.40)         10.48        4.32           36,168       1.65(o)      3.85               19
  Year ended 9/30/03.......         (0.43)         10.44        2.84           42,917       1.65(o)      4.20               17
  Year ended 9/30/02.......         (0.46)         10.58        6.26           46,296       1.65(o)      4.30               38
  Year ended 9/30/01.......         (0.46)         10.41       10.25           33,334       1.65(o)      4.42              112


Virginia Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%(p)   [____]%           [____]%
  Year ended 9/30/04*......          (0.51)         10.77       5.04           64,089       0.72(p)      4.82               10
  Year ended 9/30/03.......          (0.51)         10.75       4.66           71,572       0.72(p)      4.87               25
  Year ended 9/30/02.......          (0.54)         10.77       7.58           76,797       0.72(p)      4.95               16
  Year ended 9/30/01.......          (0.55)         10.54       7.32           53,306       0.72(p)      5.18              134

  Class B
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%(p)   [____]%           [____]%
  Year ended 9/30/04*......          (0.43)         10.75       4.32           65,978       1.42(p)      4.13               10
  Year ended 9/30/03.......          (0.43)         10.73       3.94           82,541       1.42(p)      4.18               25
  Year ended 9/30/02.......          (0.47)         10.75       6.78           85,842       1.42(p)      4.27               16
  Year ended 9/30/01.......          (0.48)         10.53       6.62           69,534       1.42(p)      4.49              134

  Class C
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%(p)   [____]%           [____]%
  Year ended 9/30/04*......          (0.43)         10.74       4.23           28,654       1.42(p)      4.13               10
  Year ended 9/30/03.......          (0.43)         10.73       3.94           33,486       1.42(p)      4.17               25
  Year ended 9/30/02.......          (0.47)         10.75       6.88           34,396       1.42(p)      4.26               16
  Year ended 9/30/01.......          (0.48)         10.52       6.62           24,116       1.42(p)      4.48              134


Intermediate Diversified
Municipal Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%      [____]%           [____]%
  Year ended 9/30/04*......          (0.42)         14.27       2.39          101,899       0.87         2.95               41
  Year ended 9/30/03.......          (0.47)         14.35       3.22          140,781       0.88         3.28               38
  2/01/02++ to 9/30/02.....          (0.33)         14.37       5.02           81,944       0.94+++      3.42+++            22
  Class B
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%      [____]%           [____]%
  Year ended 9/30/04*......          (0.32)         14.27       1.68           96,064       1.57         2.25               41
  Year ended 9/30/03.......          (0.37)         14.35       2.43          115,690       1.59         2.58               38
  2/01/02++ to 9/30/02.....          (0.27)         14.38       4.63           53,115       1.65+++      2.75+++            22
  Class C
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%      [____]%           [____]%
  Year ended 9/30/04*......          (0.32)         14.27       1.68           89,439       1.57         2.25               41
  Year ended 9/30/03.......          (0.37)         14.35       2.50          112,298       1.59         2.57               38
  2/01/02++ to 9/30/02.....          (0.27)         14.37       4.55           51,419       1.65+++      2.71+++            22


Intermediate California
Municipal Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%      [____]%           [____]%
  Year ended 9/30/04*......          (0.41)         14.38       2.32           38,422       0.88         2.79               52
  Year ended 9/30/03.......          (0.43)         14.46       2.13           53,570       0.90         3.00               44
  2/01/02++ to 9/30/02.....          (0.30)         14.59       4.76           34,909       0.97+++      2.98+++            31
  Class B
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%      [____]%           [____]%
  Year ended 9/30/04*......          (0.31)         14.39       1.6            35,723       1.58         2.08               52
  Year ended 9/30/03.......          (0.33)         14.46       1.41           39,915       1.61         2.29               44
  2/01/02++ to 9/30/02.....          (0.23)         14.59       4.30           18,688       1.68+++      2.27+++            31
  Class C
  Year ended 9/30/05.......     $  [____]       $  [____]       [____]%      $  [____]      [____]%      [____]%           [____]%
  Year ended 9/30/04*......          (0.30)         14.38       1.60           34,859       1.58         2.09               52
  Year ended 9/30/03.......          (0.31)         14.46       1.41           50,071       1.61         2.28               44
  2/01/02++ to 9/30/02.....          (0.23)         14.59       4.28           23,746       1.68+++      2.28+++            31


Please refer to the footnotes on pages [___] and [___].



                                          Income from Investment Operations                  Less Dividends and Distributions
                                          ---------------------------------                  --------------------------------

                                                            Net Gains
                                                            or Losses on                                Distributions
                                 Net Asset       Net        Investments                    Dividends    in Excess      Distributions
                                  Value,      Investment    (both           Total from     from Net     of Net         from
                                 Beginning      Income      realized and    Investment     Investment   Investment     Capital
Fiscal Year or Period            of Period    (Loss)+(a)    unrealized)     Operations     Income       Income         Gains
---------------------            ---------    ----------    -----------     ----------     ------       ------         -----
Intermediate New York
Municipal Portfolio
  Class A
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]        $  [____]     $ [____](q)   $  [____]      $  [____]
  Year ended 9/30/04*......         14.21          0.43         (0.10)           0.33       (0.43)(q)      0.00             0.00
  Year ended 9/30/03.......         14.22          0.46         (0.01)           0.45       (0.46)(q)      0.00             0.00
  2/01/02++ to 9/30/02.....         13.82          0.32          0.40            0.72       (0.32)         0.00             0.00
  Class B
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]        $  [____]     $ [____](q)   $  [____]      $  [____]
  Year ended 9/30/04*......         14.20          0.33         (0.10)           0.23      (0.33)(q)       0.00             0.00
  Year ended 9/30/03.......         14.22          0.36         (0.02)           0.34      (0.36)(q)       0.00             0.00
  2/01/02++ to 9/30/02.....         13.82          0.26          0.40            0.66      (0.26)          0.00             0.00
  Class C
  Year ended 9/30/05.......     $  [____]      $  [____]   $  [____]        $  [____]     $ [____](q)   $  [____]      $  [____]
  Year ended 9/30/04*......         14.21          0.34         (0.11)           0.23      (0.33)(q)       0.00             0.00
  Year ended 9/30/03.......         14.23          0.36         (0.02)           0.34       (0.36)(q)      0.00             0.00
  2/01/02++ to 9/30/02.....         13.82          0.26          0.41            0.67       (0.26)         0.00             0.00


Please refer to the footnotes on pages [___] and [__].





                                 Less Distributions                                         Ratios/Supplemental Data
                                 ------------------                                         ------------------------

                                                                                            Ratio of     Ratio of Net
                                Total           Net Asset                    Net Assets,    Expenses    Income/(Loss)   Portfolio
                                Dividends and   Value, End     Total        End of Period   to Average    to Average     Turnover
Fiscal Year or Period           Distributions   of Period     Return (b)   (OOO's omitted)  Net Assets    Net Assets      Rate
---------------------           -------------   ---------     ----------   ---------------  ----------    ----------      ----
Intermediate New York
Municipal Portfolio
  Class A
  Year ended 9/30/05.......       $  [____]        $  [____]     [____]%      $  [____]     [____]%      [____]%        [____]%
  Year ended 9/30/04*......            (0.43)           14.11          2.37      54,246         0.88          3.07           39
  Year ended 9/30/03.......            (0.46)           14.21          3.25      78,518         0.90          3.22           29
  2/01/02++ to 9/30/02.....            (0.32)           14.22          5.30      36,760         0.95+++       3.39+++        37
  Class B
  Year ended 9/30/05.......       $  [____]        $  [____]     [____]%      $  [____]     [____]%      [____]%        [____]%
  Year ended 9/30/04*......            (0.33)           14.10          1.67      58,167         1.58          2.37           39
  Year ended 9/30/03.......            (0.36)           14.20          2.45      62,916         1.61          2.52           29
  2/01/02++ to 9/30/02.....            (0.26)           14.22          4.82      25,635         1.67+++       2.69+++        37
  Class C
  Year ended 9/30/05.......       $  [____]        $  [____]     [____]%      $  [____]     [____]%      [____]%        [____]%
  Year ended 9/30/04*......            (0.33)           14.11          1.66      53,033         1.58          2.37           39
  Year ended 9/30/03.......            (0.36)           14.21          2.44      61,526         1.61          2.49           29
  2/01/02++ to 9/30/02.....            (0.26)           14.23          4.89      17,847         1.66+++       2.65+++        37


----------
* As of October 1, 2003 (as of November 1, 2003 with respect to National, Insured National, New York, California and Insured California) the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003 (November 1, 2003 with respect to National, Insured National, New York, California and Insured California), these interim payments were reflected within interest income/expense on the statement of operations. For the year ended September 30, 2004 (October 31, 2004 with respect to National, Insured National, New York, California and Insured California), the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year ends was as follows:

                      Class A      Class B       Class C
                      -------      -------       -------

National                .01%        .01%           .01%
Insured National        .01%        .01%           .01%
New York                .05%        .05%           .05%
California              .00%        .00%           .00%
Insured                 .00%        .00%           .00%
California
Arizona                 .01%        .00%           .00%
Florida                (.02)%      (.02)%         (.02)%
Massachusetts          (.01)%       .00%          (.01)%
Michigan                .01%        .01%           .02%
Minnesota               .00%        .00%           .00%
New Jersey              .01%        .01%           .01%
Ohio                   (.04)%      (.03)%         (.04)%
Pennsylvania            .00%        .01%           .00%
Virginia               (.02)%      (.01)%         (.02)%
Intermediate            .00%        .00%           .00%
California
Intermediate            .00%        .00%           .00%
Diversified
Intermediate            .00%        .01%           .01%
New York

+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 2000, 2001, 2002 and 2003.
++ Commencement of operations.
+++   Annualized.
(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%,
[____]%, [____]%, [____]% and [____]% for Class B shares and [____]%, [____]%,
[____]%, [____]% and [____]% for Class C shares. (d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%, [____]%, [____]%,
[____]% and [____]% for Class B shares and [____]%, [____]%, [____]%, [____]%
and [____]% for Class C shares.

 (e) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%,
[____]%, [____]%, [____]% and [____]% for Class B shares and [____]%, [____]%,
[____]%, [____]% and [____]% for Class C shares. (f) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]% and [____]% for Class A shares, [____]% and [____]% for Class B shares, and [____]% and [____]% for Class C shares. (g) If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class
A shares, [____]%, [____]%, [____]%, [____]% and [____]% for Class B shares and
[____]%, [____]%, [____]%, [____]% and [____]% for Class C shares. (h) If the
Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%, [____]%,
[____]%, [____]% and [____]% for Class B shares and [____]%, [____]%, [____]%,
[____]% and [____]% for Class C shares. (i) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%, [____]%, [____]%, [____]% and [____]%
for Class B shares and [____]%, [____]%, [____]%, [____]% and [____]% for Class
C shares. (j) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares,
[____]%, [____]%, [____]%, [____]% and [____]% for Class B shares and [____]%,
[____]%, [____]%, [____]% and [____]% for Class C shares. (k) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%, [____]%, [____]%,
[____]% and [____]% for Class B shares and [____]%, [____]%, [____]%, [____]%
and [____]% for Class C shares. (l) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]%
for Class A shares, [____]%, [____]%, [____]%, [____]% and [____]% for Class B
shares and [____]%, [____]%, [____]%, [____]% and [____]% for Class C shares.
(m) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%,
[____]%, [____]%, [____]% and [____]% for Class B shares and [____]%, [____]%,
[____]%, [____]% and [____]% for Class C shares. (n) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%, [____]%, [____]%, [____]% and [____]%
for Class B shares and [____]%, [____]%, [____]%, [____]% and [____]% for Class
C shares. (o) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class
A shares, [____]%, [____]%, [____]%, [____]% and [____]% for Class B shares and
[____]%, [____]%, [____]%, [____]% and [____]% for Class C shares. (p) If the
Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been [____]%, [____]%, [____]%, [____]% and [____]% for Class A shares, [____]%,
[____]%, [____]%, [____]% and [____]% for Class B shares and [____]%, [____]%,
[____]%, [____]% and [____]% for Class C shares. (q) Distributions from net investment income include taxable income of:


                              2005         2004      2003
                              ----         ----      ----

Intermediate Diversified
Municipal Portfolio
Class A                     $  [____]    $  0.01   $  0.01
Class B                        [____]       0.01      0.01
Class C                        [____]       0.01      0.01

Intermediate California
Municipal Portfolio
Class A                     $  [____]    $  0.02   $  0.02
Class B                        [____]       0.01      0.02
Class C                        [____]       0.01      0.02

Intermediate New York
Municipal Portfolio
Class A                     $  [____]    $  0.01   $  0.01
Class B                        [____]       0.01      0.01
Class C                        [____]       0.01      0.01

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--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------


BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.


Should no rating be assigned, the reason may be one of the following:


1.   An application for rating was not received or accepted.


2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.


3.   There is a lack of essential data pertaining to the issue or issuer.


4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


BBB -- Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.


B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.


CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.


CC--Debt rated CC is currently highly vulnerable to nonpayment.


C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.


D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.


Plus (+) or Minus (-) -- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


NR--Not rated.


FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.


A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.


C -- Bonds are in imminent default in payment of interest or principal.


DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.


NR--Indicates that Fitch does not rate the specific issue.

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

APPENDIX B
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the Fee Table about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. The chart does not take into account any initial sales charges or CDSC. Your actual expenses may be higher or lower.


                                           National Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]




                                     Insured National Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                       California Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                    Insured California Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]




                                           Arizona Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]




                                             Florida Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                     Massachusetts Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]




                                         Michigan Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]




                                        Minnesota Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                          New Jersey Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                             New York Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                                Ohio Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                            Pennsylvania Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                          Virginia Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]




                                Intermediate Diversified Municipal Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]




                                Intermediate California Municipal Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]



                                    Intermediate New York Municipal Portfolio
------------------------------------------------------------------------------------------------------
                                                                  Hypothetical
                               Hypothetical                         Expenses
              Hypothetical     Performance       Investment      (Current Expense     Hypothetical
Year          Investment        Earnings        After Returns     Ratio = [___]%)    Ending Investment
----          ----------        --------        -------------     ---------------    -----------------
1             $10,000.00       $  500.00          $10,500.00         $ [___]             $[___]
2              $[___]          $  [___]             $[___]           $ [___]             $[___]
3              $[___]          $  [___]             $[___]           $ [___]             $[___]
4              $[___]          $  [___]             $[___]           $ [___]             $[___]
5              $[___]          $  [___]             $[___]           $ [___]             $[___]
6              $[___]          $  [___]             $[___]           $ [___]             $[___]
7              $[___]          $  [___]             $[___]           $ [___]             $[___]
8              $[___]          $  [___]             $[___]           $ [___]             $[___]
9              $[___]          $  [___]             $[___]           $ [___]             $[___]
10             $[___]          $  [___]             $[___]           $ [___]             $[___]
Cumulative                     $  [___]                              $ [___]


For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003

By phone:   For Information: 800-221-5672
            For Literature: 800-227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 202-942-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.AllianceBernstein.com.

File Nos
--------
811-04791
811-07618
811-5555

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

00250.0157 #618843v3

[LOGO]                                ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2006

--------------------------------------------------------------------------------

         This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2006, for the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (each a "Portfolio" and together, the "Portfolios") of AllianceBernstein Municipal Income Fund II (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Financial statements for the Fund for the year ended September 30, 2005 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                          PAGE

Investment Policies and Restrictions.....................................
Management of the Fund...................................................
Expenses of the Fund.....................................................
Purchase of Shares.......................................................
Redemption and Repurchase of Shares......................................
Shareholder Services.....................................................
Net Asset Value..........................................................
Dividends, Distributions and Taxes.......................................
Portfolio Transactions...................................................
General Information......................................................
Financial Statements and Report of
     Registered Public Accounting Firm...................................
Appendix A: Bond and Commercial Paper Ratings............................A-1
Appendix B: Statement of Policies and Procedures for Voting Proxies......B-1

----------

(R): This mark is used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

         The Fund is a non-diversified, open-end investment company. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

         As a matter of fundamental policy, each Portfolio invests at least 80% of its net assets in (i) municipal securities with interest which is exempt from federal income tax, and (ii) municipal securities of the named state or municipal securities with interest which is otherwise exempt from the named state's income tax. These policies may not change without shareholder approval. Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by Alliance to be of comparable quality. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.


         Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.


          As used in this SAI, "net assets" means net assets plus borrowings.

          Each Portfolio is non-diversified and may invest without limit in AMT-Subject bonds, as described below.

Alternative Minimum Tax
-----------------------

         Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration in a Single State
----------------------------------------

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligers on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios--Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications dated [June 2003] with respect to Arizona, [September 2004] with respect to Florida, New Jersey and Ohio, [October 2004] with respect to Massachusetts, [November 2004] with respect to Michigan and Minnesota, and [December 2004] with respect to Pennsylvania and Virginia in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

ARIZONA PORTFOLIO
-----------------

         The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what Alliance Capital Management L.P., the Fund's adviser ("Alliance") considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

         The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona dated [June 30, 2003].

Economic Climate
----------------

         Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the state's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 9.9 million by 2040, a 92% increase of Arizona's population of 5.3 million in 2000. Arizona's population as of July 1, 2003 was 5.6 million.

         By 2000, Arizona was one of the fastest job growing states in the nation. The Phoenix-Mesa and Tucson metropolitan statistical areas (MSAs) were showing very low unemployment rates of about 2.6%. In December of 2003, however, the unemployment rates for the Phoenix-Mesa and Tucson MSAs were 4.2% and 3.5%, respectively. Arizona ranked eighth in the nation in non-farm job growth from October 2002 through September 2003. Among the states in the West, Arizona is expected to generate the second highest rate of job growth in 2005. In 2003, health services accounted for nearly half of the State's job gains.

         Arizona's main economic sectors include services, trade and manufacturing. Mining and agriculture are also significant although they tend to be more capital intensive than labor intensive. The single largest economic sector is services, employing more than 883,000 people in 2003. Wholesale and retail trade provided more than 368,200 jobs in 2003. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state's economy each year. Tourism generates more than 115,000 jobs and supports an additional 185,000 indirectly.

         In 2003, manufacturing accounted for 174,000 jobs, or approximately 7.6% of the state's employment. The construction sector, also very important to Arizona's economy, accounted for 176,600 jobs or 7.7% of the state's employment in 2003.

         Geographically, Arizona is the nation's sixth largest state (113,417 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and are currently experiencing strong population growth.

         The growth of Arizona's two major MSAs has historically compared favorably with that of the average for the United States, as well as other major metropolitan areas, during periods of both economic contraction and expansion. Beginning in late 1993, Arizona's economy began a significant expansion resulting in substantial job creation outside the State's historically dominant employment sectors.

         In the late 1980s and early 1990s, Arizona's economy was adversely affected by problems in the real estate industry, including an excessive supply of unoccupied commercial and retail buildings and severe problems with Arizona-based savings and loan associations, many of which were liquidated by the Resolution Trust Corporation ("RTC"). The winding-up of the RTC led to a substantially improved real estate market in 1995, and commercial and industrial vacancy rates sharply declined in 1996.

         Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona averaged $26,931 in 2003, compared to the United States average of $31,459.

         Arizona is likely to experience continued population growth, driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. Arizona's population is currently estimated to be 5.8 million, compared to 4.6 million in 1997.

Financial Condition
-------------------

         The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

         While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance capital projects. Each such project is individually rated based on its specific creditworthiness. Certificates of Participation ("COPs") rely upon annual appropriations for debt service payments. Failure of the obligated party to appropriate funds would have a negative impact upon the price of the bond and could lead to a default. As of June 30, 2003, the State had $1.0 billion in COPs outstanding. Principal and interest are covered by lease payments out of current revenues or appropriations from the fund responsible for utilization of the specific buildings.

         Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

         Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for
(i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

         Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.

         The General Fund ended the June 30, 2003 fiscal year with a total fund balance of $546.4 million, having decreased by $202 million during the fiscal year. Most of the decline in the General Fund balance is due to an increase in the Medicaid eligibility limit approved by a voter initiative in 2000.

         The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund ended the June 30, 2003, fiscal year with net assets of $10.0 million and generated $322.6 million of operating revenues during that period. The Enterprise Funds as a whole ended the June 30, 2003 fiscal year with net assets of $2.7 billion and generated operating revenues of $2.0 billion during that period.

         Arizona municipalities rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on State shared revenues. School districts are funded by a combination of local property taxes and State assistance. In 1993 Maricopa County had a $4.5 million general fund deficit and no reserves. The Maricopa County Board of Supervisors, however, passed a deficit reduction plan which purports to cut the deficit to zero and create a $10 million reserve for contingency liabilities, such as lawsuits. Maricopa County's financial condition has recently improved. However, The Maricopa County health care budget currently is running a substantial deficit. The county is considering privatization of its health care operations.

FLORIDA PORTFOLIO
-----------------

         The Florida Portfolio seeks the highest level of current income exempt from both federal income tax and State of Florida ("Florida" or the "State") intangible tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Florida securities. As a matter of fundamental policy, the Florida Portfolio will invest at least 80% of its net assets in municipal securities the interest which is exempt from federal income tax.

         The following is based on information obtained from a Preliminary Official Statement, dated [September 23, 2004], relating to $200,000,000 State of Florida Full Faith and Credit State Board of Education Public Education Capital Outlay Bonds, 2003 Series C.

Economic Climate
----------------

         Florida is the fourth most populous state in the nation with a population of 17.07 million. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. From 1993 to 2003, U.S. population has increased about 1.0% annually, while Florida's population has averaged a 2.2% annual increase.

         Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. From 1990-2000, Florida's working age population (18-64) grew by approximately 20.1%, representing 53.8% of the total population in 2000. The population aged 65 and older grew by 19.2% during the same period, representing 17.6% of the total population in 2000.

         Over the years, Florida's total personal income has grown at rates similar to those of both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capita personal income has been slightly higher than the national average for many years. From 1994 to 2003, Florida's total personal income grew by 70% and per capita income expanded approximately 39%. For the nation, total and per capita personal income increased by 59% and 42%, respectively.

         Sources of personal income differ in Florida from that of the nation and the other southeastern states. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are major sources of income.

         Between 1990 and 2000, the number of employed persons in Florida increased 20.2%. The services sector of Florida's economy continues to grow. In 2003, services constituted 47.9% of Florida's non-farm jobs, compared to 42.9% five years earlier. The total number of non-farm jobs increased 6.7% while jobs in services increased 11.6% over the same period. During the 1990s, Florida became a leader in high-tech industrial employment, ranking first in the southeast and fifth in the nation by 1999.

Fiscal Matters
--------------

         The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. State revenues include taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

         Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year, and the State may not borrow to fund governmental operations.

         The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund. The trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted. Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund.

         For fiscal year 2001-02, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available totaled $21,519.3 million, a ..7% increase over 2000-01. The $19,228.2 million in Estimated Revenues represented a 0.3% increase over the analogous figure in 2000-01.

         For fiscal year 2002-03, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available totaled $21,635.5 million, roughly the same as for fiscal year 2001-02. The $19,867.0 million Estimated Revenues represented a 3.3% increase over the analogous figure in 2001-02.

         For fiscal year 2003-04, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $22,868.9 million, a 5.7% increase over 2002-03. The $20,869.8 million in Estimated Revenues represent a 5.0% increase over the analogous figure in 2002-03.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO
-----------------------

         The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


         The following was obtained from an Official Statement, dated [October 28, 2004], relating to $300,000,000 General Obligation Bonds, Consolidated Loan of 2004, Series D, and The Commonwealth of Massachusetts, Information Statement dated [September 18, 2003], as supplemented [October 28, 2004].

Economic Climate
----------------

         Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction and employment levels suggest a strong and continued economic recovery.

         Per capita personal income for Massachusetts residents is estimated to have been $39,815 in 2003, as compared to the national average of $31,632. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         The Massachusetts services sector, with 44.3% of the non-agricultural work force in 2002-2003, is the largest sector in the Massachusetts economy. Government employment represents 13.2% of total non-agricultural employment in Massachusetts. Total non-agricultural employment in Massachusetts declined 2.4% in 2002 and another 1.9% in 2003. In the first five months of 2004, manufacturing employment declined 2.8% from the same period in 2003, a much smaller decline than the annual declines in the previous three years (5.0%, 10.3%, and 6.2% in 2001, 2002 and 2003, respectively).

         The unemployment rate in Massachusetts has been consistently below that of the United States ever since the recovery from the recession of the early 1990s. The unemployment rate in Massachusetts dropped from 5.8% to 5.2% between May 2003 and May 2004, while the United States unemployment rate dropped from 6.1% to 5.6% during that period.

         The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2001, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed almost 65% of the total Massachusetts Gross State Product.

         The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition
-------------------

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

         Debt service expenditures of the Commonwealth in Fiscal Years 2000 to 2003 were $1,114.6 million, $599.7 million, $1,219.0 million and $1,203.5 million, respectively. In January 1990, legislation was enacted that imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

2003 Fiscal Year
----------------

         On January 23, 2002, Acting Governor Swift filed her fiscal 2003 budget recommendation. The Acting Governor's budget recommendation called for budgeted expenditures of approximately $23.548 billion. The Acting Governor's budget recommendation represents a $717 million, or 3.1%, increase over the current fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal 2003 are estimated to be $22.6 billion. The Acting Governor's proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million. Fiscal 2003 ending balances will change depending on how fiscal 2002 ending balances finish.

         The Acting Governor's January 23, 2002 budget recommendation was based on a tax revenue estimate of $15.615 billion, inclusive of $686.9 million of sales tax receipts dedicated to the MBTA. This amount represented a 5.1% baseline increase from fiscal 2002 tax revenues, estimated at the time to be $15.405 billion. Fiscal 2002 and fiscal 2003 tax revenues are now anticipated to be considerably lower than the estimates available at the time of the fiscal 2003 budget recommendation.

         On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumed that tax cuts scheduled to take effect under then-current tax law would remain in effect.

         On June 25, 2002, the Acting Governor signed an interim budget to allow state services to continue for the first month of fiscal 2003. On July 22, 2002 the Acting Governor signed an additional interim budget to allow state services to continue for the first two weeks of August.

         On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimates would increase Commonwealth tax revenues by approximately $1.236 billion through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, and increases in personal income tax exemptions. In addition, the fiscal 2003 General Appropriations Act increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.

         The Commonwealth ended fiscal 2003 with a consolidated net surplus of $75.7 million.

2004 Fiscal Year
----------------

         On June 20, 2003, the Legislature passed the Fiscal 2004 General Appropriations Act ("Fiscal 2004 GAA"). This was the first time in several fiscal years that the Commonwealth's annual budget was enacted by the beginning of the fiscal year. The Fiscal 2004 GAA was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The Fiscal 2004 GAA relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the federal "Jobs and Growth Tax Relief Reconciliation Act of 2003," of which $55.0 million is increased Federal Medicaid Assistance Percentage ("FMAP") to be transferred to the Uncompensated Care Pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

         The Fiscal 2004 GAA budgeted $22.332 billion for programs and services. After review of the GAA, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, Governor Romney vetoed approximately $201.0 million in spending and signed into law the Fiscal 2004 GAA. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The GAA, including veto overrides, budgeted $5.921 billion for Medicaid, $3.900 billion for education, $1.598 billion for debt service and $10.870 billion for other programs and services. The total budgeted amount is approximately $22.289 billion, or 0.5% less than estimated spending in Fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage to the PRIM Board in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in Fiscal 2003 appropriations that were not expended in Fiscal 2003, and were continued in Fiscal 2004. The Fiscal 2004 GAA total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and federal reimbursements.

         Fiscal 2004 tax revenues exceeded estimates by approximately $723.6 million. The Executive Office for Administration and Finance estimates that the Commonwealth will close Fiscal 2004 with a consolidated net surplus.

         On June 25, 2004, the Governor signed into law the fiscal 2005 General Appropriations Act ("Fiscal 2005 GAA"), and also vetoed $108.5 million in spending, which reduced the value of the appropriations signed into law to $22.402 billion. The Legislature has subsequently overridden $95.5 million of the Governor's vetoes, bringing the total value of the Fiscal 2005 GAA to $22.498 billion. The Fiscal 2005 GAA, including overrides, budgeted $6.494 for Medicaid, $3.611 billion for education excluding school building assistance, $1.741 billion for debt service and $10.652 billion for all other programs and services. In addition to the spending appropriated in the Fiscal 2005 GAA, the Commonwealth has significant "off-budget" expenditures. Fiscal 2005 spending, adjusted to include these "off-budget" expenditures, in addition to the amount appropriated in the Fiscal 2005 GAA, increases by 7.4% over fiscal 2004 estimated spending.

         The Fiscal 2005 GAA is based upon a gross tax estimate of $15.968 billion. In order to comply with the Commonwealth's statutory balanced budget requirement, the Fiscal 2005 GAA also appropriates $340.0 million from the Stabilization Fund and $270.0 million from the FMAP Escrow Fund. The legislation contains a provision to reduce the amount appropriated from the Stabilization Fund should tax revenues, by the third quarter of the fiscal year, exceed benchmarks set by the January 14, 2004 consensus tax estimate.

         On August 10, 2004, the Governor signed into law legislation closing various so-called tax "loopholes" filed by the Governor on January 28, 2004. Although the Fiscal 2005 GAA assumes $89.0 million in additional tax revenue would be generated from the closing of the "loopholes" contained in this legislation, further analysis of the proposed legislation by the Department of Revenue estimates that $79.0 million in additional tax revenue will be generated in fiscal 2005 by the law.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between Fiscal Years 1981 and 2003, the aggregate property tax levy grew from $3.3 billion to $8.5 billion, a compound annual growth rate of 4.3%.

         During the 1980s, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 2003, approximately 22.6% of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

         During Fiscal Years 1999, 2000, 2001, 2002 and 2003, Medicaid expenditures of the Commonwealth were $3.856 billion, $4.305 billion, $4.642 billion, $5.259 billion and $5.778 billion respectively. The average annual growth rate from Fiscal Year 1999 to Fiscal Year 2004 was 11%. The Executive Office for Administration and Finance estimates that Fiscal Year 2004 Medicaid expenditures will be approximately $6.414 billion, an increase of 11% from Fiscal Year 2003.

         The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capital expenditures low.

Litigation
----------

         There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

MICHIGAN PORTFOLIO
------------------

         The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


         The following is based on information obtained from an Official Statement of the State of Michigan, dated [November 17, 2004], relating to $1,260,910,000 State of Michigan Full Faith and Credit General Obligation Notes, Fiscal Year 2005, Series A and the [October 2004] Michigan Economic Update.

Economic Climate
----------------

         In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2002, employment in manufacturing accounted for 15.2% of Michigan's workforce.

         Michigan's economy has recovered from the recessionary period of the early 1990s. Unemployment rates, which had averaged approximately 9.3% in 1991, declined to 3.6% in 2000, but in 2001, 2002 and 2003, the unemployment rate rose to 5.3%, 6.2% and 7.3%, respectively, compared to the national average of 4.7%, 5.8% and 6.0%, respectively. Michigan's per capita income has increased approximately 50% since 1992, and in 2003 was $31,196, $263 below the national average.

         The State's October 2004 economic forecast for calendar years 2004 and 2005 projects real gross domestic product to grow by 4.6% in 2004 and 3.7% in 2005, after growing by 3.0% in 2003. Total wage and salary employment is projected to rise 0.5% in 2004 and 1.8% in 2005, after declining by 1.1% in 2003.

Financial Condition
-------------------

         As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations.

         The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-1994 through 2002-03.

         The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

         Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

         Total revenue and other sources of funds for general governmental operations for fiscal year 2003-04 were $8.2 billion. The largest revenue component was tax revenue of $7.9 billion.

         Expenditures and other uses of funds for governmental operations in fiscal year 2003-04 totaled $8.8 billion, of which $2.2 billion supported K-12 and higher education and $2.7 billion supported health services.

         Michigan's "Rainy Day Fund," formally referred to as the Counter-Cyclical Budget and Economic Stabilization Fund, was established in 1977 to serve as the state's "savings" account. Calculated on an accrual basis, the unreserved ending balance of the State's "Rainy Day Fund" was $1,222.5 million on September 30, 1999, $1,264.4 million on September 30, 2000, $994.2 million on September 30, 2001, $415.2 million on September 30, 2002 and $0 on September 30, 2003.

         The Michigan Constitution limits Michigan general obligation debt to
(i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

         The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

Litigation
----------

         The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units, and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

MINNESOTA PORTFOLIO
-------------------

         The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


         The following is based on information obtained from an Official Statement, dated [November 1, 2004], relating to $391,880,000 State of Minnesota General Obligation State Bonds and accompanying General Purpose Financial Statements for the fiscal year ended June 30, [2003].

Economic Climate
----------------

         Minnesota's population grew from 4,390,000 in 1990 to 4,934,000 in 2000, at an average annual compound rate of 1.2%, about the same as the United States as a whole during that period. Minnesota population is currently forecast to grow at an annual compounded rate of 0.8% through 2015.

         In 2003, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

         In the period 1990 to 2000, overall employment growth in Minnesota increased by 23.3%, exceeding the nation, whose growth increased by 19.9%. Employment data indicate that the recession that began in March 2001 has been less severe in Minnesota than in the nation as a whole. For the 2000-2003 period, Minnesota non-farm employment declined by 0.9% compared to 1.4% nationally. While the importance of the agricultural sector in the State has decreased, manufacturing has been a strong sector, with Minnesota non-farm employment growth outperforming that of the United States in the 1990-2000 period. In the durable goods industries, the State's employment in 2003 was highly concentrated in fabricated metals, machinery, and computers and electronic categories. Of particular importance is the computers and electronic category in which 24.6% of the State's durable goods employment was concentrated in 2003, as compared to 15.2% for the United States as a whole.

         The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2003, 36.5% of Minnesota's non-durable goods employment was concentrated in food manufacturing, compared to 27.3% for the United States as a whole. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the U.S.

         Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand employed in 1990 to 3.5 thousand employed in 2003. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

         Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2003, Minnesota per capita personal income was 108.9% of its U.S. counterpart. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and fourth during the period 2000 to 2003 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.5%. During the 2000-2003 period, Minnesota non-agricultural employment declined by 0.9%, while regional employment declined by 3.3%.

         During 2002 and 2003, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.4% in 2002, as compared to the national average of 5.8%, and 5.0% in 2003, compared to the national average of 6.0%.

Financial Condition
-------------------

         Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of nondedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

         Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

         The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature did not fund the Cash Flow Account Balance for the Current Biennium, which began on July 1, 2003.

         The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance was set for the Current Biennium at $522 million, but at the end of the 2003 legislative session it was increased to $631 million.

Current Biennium
----------------

         February 2003 Governor's Budget Recommendation. In February 2003, the Governor submitted a proposed budget to the Legislature for the Current Biennium (July 1, 2003 to June 30, 2005) that was based on the November 2002 forecast of Accounting General Fund revenues and expenditures. The February 2003 Governor's recommendation reflected a net increase in Accounting General Fund revenues of $1.581 billion from the November 2002 forecast for the Current Biennium. Current resources (total resources less the balance from the Previous Biennium) in the February Governor's recommendation would have increased by $3.047 billion (12.0 percent) over the Previous Biennium.

         The Governor included no general tax increases in his February 2003 recommendations. However, proposed one-time revenue changes totaled $1.384 billion. The Governor proposed transferring the balance of the tobacco endowment funds to the Accounting General Fund, representing a one-time estimated transfer of $1.029 billion. Additional revenue was to be derived from a repeal of a buyback of certain sales tax acceleration, a proposed merger of the Health Care Access Fund into the Accounting General Fund, and transfers from other State funds.

         Permanent non-dedicated revenue changes were recommended that totaled $197 million. Of this amount, $134 million was proposed from an increase in the State's Medical Assistance surcharge. The balance reflected various increases in State agencies' fees and other charges as well as an increase in revenues expected from enhanced tax compliance initiatives.

         The February 2003 Governor's recommendation for the Current Biennium decreased Accounting General Fund spending by $2.855 billion from the November 2002 projected forecast of current law. The total recommended spending of $28.120 billion equaled a $1.020 billion (3.8 percent) increase over the November 2002 forecast for the Previous Biennium.

         Current law provided for a total of $96 million in reserves including $55 million in the Budget Reserve Account and $41 million in a separate education reserve account. The Governor recommended eliminating the education reserve account and adding $404 million to restore the Budget Reserve Account to $350 million, approximately 3.8 percent of second year expenditures. The Governor also recommended statutory changes requiring that any future forecast balances first be directed to restoring the state Cash Flow Account to $350 million and then to increasing the Budget Reserve Account to 5 percent of second year expenditures.

         Based upon the Governor's budget recommendations, the planning estimates for the Next Biennium indicated that there would be structural balance, meaning that total reserves would exceed total expenditures.

         Updated February 2003 revenue and expenditure estimates resulted in only minimal change in the current law forecast. However, much of the expenditure saving reflected in the forecast had been previously recognized in the Governor's February recommendations. The revenue reductions projected in the February forecast produced a $125 million shortfall in the Governor's proposed budget. The Governor submitted supplemented budget recommendations to balance his proposed budget to the Legislature in March 2003, with minor updates in April 2003.

         The enacted budget conformed closely to all the major recommendations by the Governor. Compared to the February 2003 forecast of Accounting General Fund revenues and expenditures that indicated a total budget shortfall of $4.235 billion, the following represent the primary changes enacted to balance the budget. First, legislative actions affecting the Previous Biennium add $192 million with $180 million as the balance brought forward from the Previous Biennium to the Current Biennium. Second, revenue changes and transfers from other funds added $1.959 billion in additional resources, while reductions from forecast spending levels will save $2.509 billion in authorized spending. Finally, $426 million will be added to the Budget Reserve Account to increase it to a total of $522 million.

         No general tax increases were enacted. Total spending, excluding the impact of payment schedule changes was $367 million above the Governor's Budget Recommendation. This increase in spending above that recommended by the Governor was funded by $258 million of additional resources in the form of increased fees and one-time transfers from other state funds. Also offsetting the increased spending were additional changes in education aid and human services payment schedules that will yield $92 million in expenditure savings in the Current Biennium above the level recommended by the Governor.

         The 2003 legislative sessions produced no significant tax law changes. General Fund resources were forecast to be $28.822 billion. This was an increase of $1.959 billion over the amount forecast in the February 2003 forecast. This increase in resources was attributable primarily to a $1.029 billion one-time transfer of funds previously set aside in tobacco endowment accounts, $738 million resulting from changes in tax collection schedules and one-time transfers from other funds, and increased fees and other non-tax revenues that were deposited to the General Fund.

         The Department of Finance prepared a revised forecast of General Fund revenues and expenditures for the Current Biennium at the end of February 2004. The projected deficit for the Current Biennium was reduced by $25 million to $160 million. Changes to forecast revenues and expenditures were small. A $46 million decline in spending estimates was partially offset by a $21 million drop in projected revenues.

         In early March 2004, the Governor submitted a supplemental budget recommendation to the Legislature for the Current Biennium to eliminate the $160 million projected deficit that was based on the November 2003 and February 2004 forecasts of General Fund revenues and expenditures. The Governor's recommendations provided for budget changes totaling $160 million to offset this shortfall and provided an unreserved General Fund balance of $0 million by June 30, 2005, while maintaining a $281 million budget reserve and establishing a $350 million Cash Flow Account

         The legislature adjourned on May 16, 2004, without enacting recommended measures affecting the Current Biennium. The 2004 Legislature passed a number of relatively minor budget items affecting the General Fund. Both the House and Senate passed budget measures that would eliminate the $160 million forecast deficit for the Current Biennium as well as a number of other changes that provided funding for additional priorities. However, the House and Senate were unable to resolve differences in the proposals and were not able to agree on a budget solution during the regular legislative session.

         Because the legislature did not successfully act on the Governor's recommendations, on May 27, 2004, the Governor took executive actions to eliminate the forecast $160 million deficit for the Current Biennium. These executive actions did not require approval of the legislature.

         The Governor has indicated that under certain circumstances he would be willing to call a special legislative session to consider bills, including bills regarding the Current Biennium budget and a capital budget. The Governor has not called a special legislative session as of the date of the Official Statement.

         The planning estimates for the next Biennium, based upon the February 2004 forecast, indicate that the State budget, based upon current law, will not be in structural balance, meaning that projected total expenditures will be in excess of projected total revenues.

Litigation
----------

         There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $10 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

         The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e. New Jersey municipal securities). In addition, during periods when Alliance believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


         The following is based on information obtained from an Official Statement, dated [September 28, 2004], relating to $849,800,000 State of New Jersey Transportation Trust Fund Authority Transportation System Bonds, 2004 Series B.

Economic Climate
----------------

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51% and between 1990 and 2000 the growth rate accelerated to 0.83 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1977, casino gambling in Atlantic City has been an important State tourist attraction.

         During 2003 New Jersey's economy continued to recover from the prior recessionary period. Despite the general economic sluggishness, New Jersey outperformed the nation in job restoration during the economic recovery with a steady but modest growth in its payroll employment. After suffering job losses in 2002, job creation slowly began in the second half of 2003. For 2004, New Jersey's payroll employment increased 1.2% through May 2004, after declining 0.1% in 2003. The nation as a whole experienced a 0.3% decline in payroll employment during this period.

         Most of the job losses through 2003 were concentrated in manufacturing, a sector that has been declining for more than a decade. However, the manufacturing sector has begun to level off, with a steady decline in the pace of job losses of 2.3% between January and May of 2004.

         The preliminary growth rate for New Jersey's personal income of 5.1% for the first quarter of 2004 improved over the growth rate of 4.4% for the fourth quarter of 2003. Moderate growth is forecast for the remainder of 2004. The inflation rate remains low, approximately 2.0%.

         New Jersey's unemployment rate fell to $4.9% in May 2004, a rate below the national rate of 5.6%.

         New Jersey's economy is expected to follow the national trend in 2005. Employment growth is projected to increase steadily from under 2.0% in 2004 to 2.0%+ in 2005. Personal income growth in New Jersey is expected to grow steadily at close to 4.5% in 2004 and 2005. Housing starts are expected to remain robust in 2004 and 2005. New vehicle registrations are projected to moderate but remain above 60,000 in 2004 and 2005. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, stable energy prices, supportive monetary and fiscal stimulus and no further turmoil in the financial markets.

Financial Condition
-------------------

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 2003, the undesignated fund balances, which are available for appropriation in succeeding fiscal years, for all funds were $378.0 million, a decrease of approximately $86 million from fiscal year 2002. The undesignated fund balances for all funds are projected to be $826.6 million for fiscal year 2004. Revenues for the General Fund, in which the largest part of the financial operations of the State is accounted for, are estimated to be $16.94 billion for fiscal year 2004 and are projected to be $18.20 billion in fiscal year 2005.

State Indebtedness
------------------

         The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued State guaranteed bonds of which $20,050,000 were outstanding as of June 30, 2004. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

         Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2003 there were approximately $657,515,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

         In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in July 2000, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2004, there were approximately $5,766,625,000 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

         Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2004 there were approximately $207,714,230 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

         Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2004, there were approximately $2,714,002,936 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

         The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2004, there were approximately $453,710,000 aggregate principal amount of Market Transition Bonds outstanding.

         The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2004 stood at an aggregate principal amount of $1,167,907,668. Of this total, $76,005,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $962,107,668 and $129,795,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation
----------

         At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

         The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

         In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

         At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $101,627,000 for tort and medical malpractice claims pending as of June 30, 2004. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

OHIO PORTFOLIO
--------------

         The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Ohio Portfolio are available only to Ohio residents.


         The following is based on information obtained from a Preliminary Official Statement, dated [September 23, 2004], relating to $200,000,000 State of Ohio Common Schools General Obligation Bonds, Series 2004B.

Economic Climate
----------------

         Ohio's 2000 decennial census population of 11,353,140 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

         Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2001, Ohio ranked seventh in the nation with approximately $374 billion in gross state product and was third in manufacturing with an approximate value of $89 billion. As a percent of Ohio's 2001 gross state product, manufacturing was responsible for 21%, with 20% attributable to the services sector and 18% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2001 merchandise exports totaling $27 billion. The State's two leading export industries are machinery and motor vehicles, which together accounted for 60% of the value of Ohio's merchandise exports in 2001.

         Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1999 revenues reported in 2000 by Fortune, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate headquarters state.

         Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2001, before decreasing again in 2002 and 2003. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 84% of all non-agricultural payroll workers in Ohio.

         With 14.7 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 78,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2001 crop production value of $2.69 billion represented 2.8% of total U.S. crop production value. In 2001, Ohio's agricultural sector total output reached $5.5 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.1 billion.

Financial Condition
-------------------

         Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a Fiscal Year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

         The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive in both years of the 2002-03 biennium and some prior Fiscal Years.

         Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal year ended June 30, 2004 with a GRF fund balance of $157,509,000. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any in each Fiscal Year. The BSF had a balance of $0 at the end of Fiscal Year 2004, due to the unprecedented decline in revenue growth and increases in Medicaid expenditures that occurred during the most recent recessionary period. Restoring the BSF is a major goal of the current Administration.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

         The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

         Census figures for 2002 showed that Ohio then ranked 26th in state taxes per capita. As examples of rates of major taxes, the State sales tax is currently levied at the rate of 6%. The highest potential aggregate of State and permissive local sales taxes is currently 9%, and the highest currently levied in any county is 8%. The State gasoline tax was raised two cents on July 1, 2003 to 24 cents per gallon, one cent of which is specifically directed to local highway-related infrastructure projects.

         Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts transferred from Fiscal Year ending GRF balances to the Income Tax Reduction Fund, personal income tax rates for each of the 1996 through 2000 tax years were reduced by approximately 6.61%, 3.99%, 9.34%, 3.63% and 6.93%, respectively. Based on Fiscal Years 2001 through 2003 financial results, no transfers were made to the Income Tax Reduction Fund for those years.

         Under current law, beginning in July 2005 the State income tax brackets will be indexed to the Gross Domestic Product figures.

         The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

         Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85%. A school district income tax is currently approved in 127 districts.

         Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 through 2001, and moving back to eighth in 2002. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

Recent Bienniums
----------------

         2000-2001 Biennium. The State's financial situation varied substantially in the 2000-2001 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

         In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by the Office of Budget and Management ("OBM") prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

         The Governor announced in late March 2001 OBM's new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF cash balance of $817,069,000 and fund balance of $219,414,000, making that transfer unnecessary.

         2002-2003 Biennium. Lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

         The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The appropriations act provided for the use of certain reserves, aimed at achieving Fiscal Year and biennium ending positive fund balances based on estimates and projections at the time of passage. OBM was authorized by the original appropriations act to transfer, if necessary, up to $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to a State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would have been reduced to approximately $855,000,000.

         The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001, OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories, OBM then projected GRF revenue shortfalls for Fiscal Year 2002 of $709,000,000 and of $763,000,000 for current Fiscal Year 2003. Executive and legislative actions were taken based on the then new OBM estimates, including reduced appropriations spending by most State agencies. Then in December, the General Assembly passed legislation, the more significant aspects of which included authorizing the transfer of up to $248,000,000 from the BSF to the GRF during the current biennium, reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, and reducing appropriations spending authorizations for the legislative and judicial branches.

         Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated estimates of GRF revenue shortfalls were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 and will be taken as necessary to ensure a positive GRF fund balance for the biennium.

         Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, already committed and appropriated to GRF use if needed in Fiscal Year 2003.

         Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619, 217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000).

         On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. In late January 2003, the OBM announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor implemented additional spending reductions and also drew upon $193,000,000 of federal block grant aid made available to the State under a law effective May 28, 2003. The State ended the 2002-03 biennium with GRF and cash balances of $52,338,000 and $396,539,000, respectively, and a BSF balance of $180,705,000.

Current Biennium
----------------

         The GRF appropriations bill for the 2004-05 biennium (beginning July 1,
2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor on June 26, 2003. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed.

         The Act provided for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

         The GRF expenditure authorizations for the biennium also reflected and were supported by revenue enhancement actions contained in the Act including:
(i) a one cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax base, (iv) elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, (v) adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax.

         The Act also reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

         Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005,
the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000 and a GRF cash balance of $533,132,000.

Schools
-------

         In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement of that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. The two modifications directed by the Court, both of which would require action by the General Assembly, are (i) revisions of the formula and factors involved in calculating the per student costs of providing an adequate education (the Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001; and (ii) the effective date of full implementation of a parity aid program (already adopted and being phased in) is moved up by two years -- full funding to be in Fiscal Year 2004 rather than 2006.

         On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider the September 2001 decision, concluded that the State was not in compliance with the constitutional requirement to provide a "thorough and efficient system of common schools." Efforts to comply with that decision have been the subject of subsequent proceedings in this litigation.

Municipalities
--------------

         Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

         A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

         There are currently nine municipalities and one township in fiscal emergency status and six municipalities in fiscal watch status. A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

         The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation
----------

         The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

PENNSYLVANIA PORTFOLIO
----------------------

         The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.


         The following was obtained from a Preliminary Official Statement, dated [December 8, 2004], relating to the issuance of $868,075,000 Commonwealth of Pennsylvania General Obligation Bonds, $201,000,000 Fourth Series of 2004 and $667,075,000 Third Refunding Series of 2004.

Economic Climate
----------------

         The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

         Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1.3 billion in economic activity in 2003. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products. Agricultural exports have grown by more than 6% since 2002.

         Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $4.5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 80 million tons of anthracite and bituminous coal, 180 billion cubic feet of natural gas and about 1.4 million barrels of oil are extracted from Pennsylvania.

         Human resources are plentiful in Pennsylvania. The workforce is estimated at 6.2 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

         Pennsylvania is a Middle Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh.

         The Commonwealth is highly urbanized. Of the Commonwealth's 2003 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, the highest ever, 12.3 million people in 2003, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 and 65 years of age.

         Non-agricultural employment in Pennsylvania over the ten years ending in 2003 increased at an annual rate of 1.0%. This rate compares to a 1.2% rate for the Middle Atlantic Region and 1.5% for the U.S. during the same period.

         Non-manufacturing employment in Pennsylvania has increased in recent years to 87.4% of total employment in 2003. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 12.6% of 2003 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2003, the services sector accounted for 43.5% of all non-agricultural employment while the trade sector accounted for 15.8%.

         Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-sixth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the non-electrical machinery industries was 7.9% of Pennsylvania manufacturing employment but only 0.9% of total Pennsylvania non-agricultural employment in 2003.

         Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.2% in 1994. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 5.6% through 2003, peaking at 4.2% in 2000. From 1994 through 2003, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average. As of September 2004, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 5.3%.

         Personal income in the Commonwealth for 2003 was $395.7 billion, an increase of 1.1% over the previous year. During the same period, national personal income increased at a rate of 3.1%. Based on the 2003 personal income estimates, per capita income for 2003 was at $31,998 in the Commonwealth compared to per capita income in the United States of $31,632.

         The Commonwealth's 2003 average hourly wage rate of $16.70 compares favorably to the national average of $15.50 for 2003.

Financial Condition
-------------------

         The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------

         Fiscal 2004. A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9 percent, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million also was made to the Budget Stabilization Reserve Fund. As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

         Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, increased 6.2 percent from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1 percent increase from fiscal year 2003 actual receipts. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9 percent. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. The personal income tax was $117.8 million or 1.5 percent over estimate for fiscal year 2004, as the non-withholding portion of the personal income tax was 8.4 percent or $124.5 million over estimate. Corporate net income tax collections were $201.6 million (13.7 percent) over estimate and the Capital Stock and Franchise tax collections were $50 million (5.4 percent) more than projected. Sales and use tax receipts exceeded the budgeted amount by $28 million or 0.4 percent.

         Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2 percent over fiscal year 2003 reserves. Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

         Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5 percent from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003. Intergovernmental transfers replaced $738.7 million of General Fund medical assistance costs in fiscal year 2004, compared to $844.6 million in fiscal year 2003. Expenditures normally funded from Commonwealth revenues that were instead funded from additional resources in fiscal year 2004 totaled $607.6 million. These expenditures included $457.6 million in available federal fiscal relief funds, which were used to offset certain medical assistance and other health care costs as well as $150 million in available capital debt fund reserves, which were used to offset General Fund debt service costs in fiscal year 2004.

         Fiscal 2003. Continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003. Actual fiscal year Commonwealth reserves were below estimate by 2.3 percent or $497.6 million. Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4 percent or $295.7 million below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As result of financial operations during fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund. As a result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

         Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased
11.0 percent from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3 percent increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget. Commonwealth taxes and revenues (prior to reserves for tax refunds) totaled $21,314.5 million, $497.6 million (2.3 percent) below the estimate made at the time the fiscal year 2003 budget was enacted. Most major Commonwealth tax categories performed below the estimated amount for fiscal year 2003. Corporate tax receipts were below estimate by $173.3 million or 4.4 percent, including corporate net income tax receipts which were $201.2 million, or 12.6 percent below estimate. The Commonwealth's capital stock and franchise tax was also below estimate by $60.3 million, or 6.3 percent for fiscal year 2003. Other selective corporate taxes exceeded their estimate for fiscal year 2003 by $87.4 million or 6.4 percent. Sales tax collections, the Commonwealth's largest tax source, were below the fiscal year 2003 estimate by $12.1 million or
0.2 percent.

         Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8 percent from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2004 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002. Intergovernmental transfers replaced $844.6 million of General Fund medical assistance costs in fiscal year 2003 compared to $549.6 million in fiscal year 2002. Expenditures normally funded from Commonwealth revenues, but which were funded from additional resources in fiscal year 2003 totaled $578.9 million.

         Fiscal 2002. Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

         Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

         Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

         Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001.

Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------

         Fiscal 2004. GAAP basis information for Fiscal Year 2004 is not available at this time.

         Fiscal 2003. At June 30, 2003, the General Fund reported a fund balance of $2,357.7 million, a decrease of $665 million from the reported $3,022.8 million fund balance at June 30, 2002. On a new basis, total assets increased by $388 million to $8,525 million. Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable. A large part of the $665 million net decrease in General Fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units. Without these items, the General Fund would have increased by $1,275 million. Total General Fund expenditures increased by 8.2 percent during the fiscal year ended June 30, 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies. Year-over-year expenditures for that function increased by 7.3 percent; otherwise, all other expenditures increased by 2 percent, largely as a result of executive spending controls during the fiscal year, before the change in component unit subsidy treatment. General Fund tax revenues increased by 4.9 percent due to economic growth and, to a large degree, by increases in cigarette tax rates. Intergovernmental revenues increased by
11.1 percent due to increases in federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 6.1 percent during the fiscal year. The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million). On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

         Fiscal 2002. At June 30, 2002, the General Fund reported a fund balance of $2,902.3 million, a decrease of $1,582.7 million from the reported $4,485.0 million fund balance at June 30, 2001. On a net basis, total assets decreased by $490.3 million to $7,692.9 million. Cash and investments decreased due to a decline in tax revenues; and, receivables increased because mandatory change in how taxes receivable are financially reported. Liabilities increased by $1,092.4 million to $4,790.6 million largely because of a mandatory offsetting change in deferred revenues related to how tax receivables are reported.

         The slowing national economy led to lower tax revenue collections during fiscal year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during fiscal year 2002.

         The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year. While a very large number in absolute terms, the General Fund total fund balance decrease includes the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $515 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $41.5 million. During the fiscal year, total fund balance reservations decreased principally because of legislation closing the former Tax Stabilization Reserve Fund, previously financially reported as a General Fund balance reservation. On a net basis, fund balance designations declined by $455.2 million because prior year receipts from the Tobacco Master Settlement Agreement and related investment income totaling $851.4 million through June 30, 2001 were previously reported as a General Fund balance designation at June 30, 2001; those amounts were transferred to the newly established Tobacco Settlement Fund during fiscal year 2002. General Fund fund balance designations increased because of a new $300 million designation for the newly established Budget Stabilization Reserve Fund. Other fund balance designations increased by $96.2 million on a net basis during the fiscal year, principally a $78.7 million increase for group medical and life insurance, an $8.2 million increase for a judicial computer system and a $9.2 million increase for agency construction projects.

Fiscal 2005 Budget
------------------

         The adopted budget for fiscal year 2005 is based on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues are projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,865.5 million prior to reserves for tax refunds. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, is expected to rise $1,342.1 million or 6.1 percent over fiscal year 2004 actual receipts. Approximately two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.

         The fiscal year 2005 estimate for Commonwealth revenues as estimated in June 2004 was based upon an economic forecast for national real gross domestic product to grow at a 4.1 percent rate from the second quarter 2004 to the second quarter 2005. The forecast anticipates that economic growth will continue to recover from a recent period of softness in the second quarter of 2004 and that employment levels will continue to improve moderately. Trends in the Commonwealth economy are expected to maintain their close association with national economic trends. Personal income growth in the Commonwealth is projected to remain slightly below that of the U.S., while the Commonwealth unemployment rate is anticipated to be close to the national rate.

         The enacted fiscal year 2005 budget provides $22,876.1 million of appropriations from Commonwealth revenues, an increase of 4.5 percent from fiscal year 2004 appropriations, and represents a planned draw down of $71.8 million of the unappropriated surplus balance available at the end of fiscal year 2004. In addition, approximately $377.6 million of remaining federal fiscal relief is appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The enacted budget also includes $673.8 million in funding for medical assistance expenditures through intergovernmental transfer proceeds.

City of Philadelphia
--------------------

         Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000 Census.

         The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $770.7 million in special revenue bonds outstanding as of June 30, 2004. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt
-----------------

         The Constitution permits the Commonwealth to incur following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Net outstanding general obligation debt totaled $7,390.7 million at June 30, 2004, an increase of $125.4 million from June 30, 2003. Over the 10-year period ending June 30, 2004, total outstanding general obligation debt increased at an annual rate of 3.1%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 7.0%.

         Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation
----------

         In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2004 is $20.0 million.

VIRGINIA PORTFOLIO
------------------

         The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what Alliance considers to be undue risk. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Virginia Portfolio are available only to Virginia residents.


         The following is based on information obtained from a Preliminary Official Statement, dated [December 1, 2004], relating to $104,890,000 Virginia Public Building Authority Public Facilities Revenue Refunding Bonds, Series 2004D.

Economic Climate
----------------

         The Commonwealth's 2003 population of 7,386,330 was 2.5% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2003 population density was 186.6 persons per square mile, compared with 82.2 persons per square mile for the United States.

         The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2003 population of 2,324,700. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

         According to the U.S. Department of Commerce, Virginians received over $248 billion in personal income in 2003. In 2003, Virginia had per capita income of $33,671, the highest of the Southeast region and greater than the national average of $31,632. From 1993 to 2003, the Commonwealth's 4.1% average annual rate of growth in per capita income was slightly higher than the national growth rate of 4.0%. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         Employment in the information services sector increased by 5.4 percent from 1998 to 2002. However, from 2001 to 2002, the sector showed a marked 11.3 percent decrease. From 1998 to 2002, employment in the financial activities sector grew by 10.1 percent. However, the sector showed only a modest 1.1 percent growth from 2001 to 2002. The professional and business activities sector, which increased overall by 7.7 percent from 1998 to 2002, lost 12,400 jobs in 2002, a 2.2 percent drop. The solid education and health sector continued to add jobs in 2002, increasing by 4.7 percent. Jobs in other services (which includes repair and maintenance, personal and laundry, membership associations and organizations and private households), the fastest growing sector from 1998 to 2002, continued to increase and rose by 5.6 percent in 2002. The wholesale trade sector increased by 3.0 percent over the 1998 to 2002 period, but showed a modest 1.5 percent decrease in 2002. Employment in the retail trade sector increased by 4.5 percent from 1998 to 2002 but grew by only
0.1 percent from 2001 to 2002.

         With Northern Virginia and Hampton Roads, the home of the nation's largest concentration of military installations, the federal government has a greater impact on the Commonwealth relative to its size than all states except Alaska and Hawaii. In 2002, federal government civilian employment in the Commonwealth averaged approximately 146,600.

2002-2004 Appropriations
------------------------

         On December 19, 2001, the Governor presented the 2002 Budget Bill for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257.0 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 million in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reduction for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget Bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

         On January 12, 2002, new Governor Warner submitted executive amendments to the 2002 Budget Bill presented by former Governor Gilmore. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium included partial restoration of school construction grants, increased funding for response to terrorism, elimination of non-general fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions included deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until FY 2005, and increasing the across-the-board cuts to seven percent in FY 2003 and eight percent in FY 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources were to be used primarily to fund the courts and to increase funding for anti-terrorism activities.

         The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the general Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 the Governor signed the bill and vetoed six items. The bill became effective on July 1, 2002.

         On August 19, 2002, the Governor addressed members of the General Assembly concerning a general fund revenue shortfall for fiscal year 2002 and a revised (downward) revenue forecast for the 2002-04 biennium. For the 2002 fiscal year, total general fund revenues declined 3.8 percent from the prior year. A 1.7 percent decline had been projected. As a result, the Commonwealth ended fiscal year 2002 with revenue collections $237 million below the official forecast.

         On September 25, 2002, the Governor reported that rising expenditures for various entitlement and other programs, coupled with the previously announced revenue shortfall, had pushed the amount of the projected budget deficit considerably beyond $1.5 billion. The Governor also reported the receipt of agency plans for general fund expenditure reductions of up to 15 percent for the current biennium. Reductions in state agency budgets in excess of 15 percent require General Assembly approval.

         On October 15, 2002, the Governor directed agencies to begin implementing reductions amounting to $857.7 million over the 2002-2004 biennium. Of this amount, general fund reductions totaled $725.1 million and averaged 10.4 percent for the biennium. Nongeneral fund reductions totaled $132.6 million and averaged 11.6 percent. The Governor pointed out that the actions he took resolved only about half of the budget shortfall, and reported that he would develop further proposed actions to be included in his proposed amendments to the 2002-2004 biennial budget.

         On December 20, 2002, the Governor presented to the General Assembly his proposed amendments to the 2002 Appropriations Act affecting the remainder of the 2002-2004 biennium (HB 1400). The amendments reflected the Governor's priorities of funding only necessary spending items: protecting public education from reductions; maintaining core services in the areas of law enforcement, safety net programs, and transportation; re-examining state government to determine how effectively it serves Virginia citizens and how efficiently it provides needed services; continuing Virginia's long tradition of fiscal responsibility; and maintaining to the extent practical, structural balance in the budget. Following further amendments, HB 1400 was enacted into law on May 1, 2003.

2004-2006 Appropriations
------------------------

         On December 17, 2003, the Governor presented the 2004 Budget Bill for the 2004-2006 biennium. The Governor's objectives in the bill were to continue Virginia's long tradition of fiscal responsibility and restore structural balance in the budget; to maintain core services in K-12 education, higher education, law enforcement and corrections, safety net programs, and transportation; to begin to replenish the Revenue Stabilization Fund; and to keep statutory commitments such as those to reduce the car tax, the food tax, and the premium tax. The 2004 Budget Bill included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $358.4 million in anticipated balances from Fiscal Year 2004, and a tax reform package that would provide $419.2 million in net revenue.

         The House and Senate could not reach agreement on the 2004-2006 biennial budget. The Governor called a Special Session of the 2004 General Assembly and, on May 7, 2004, the General Assembly passed a compromise budget for the 2004-2006 biennium that included significant portions of the Governor's proposed budget. Tax reforms adopted by the General Assembly include the following: increased the sales tax by one-half cent effective September 1, 2004; reduced the sales tax on food in one-half cent increments over the next three years; increased the cigarette tax to 20 cents per pack effective September 1, 2004, and to 30 cents per pack effective July 1, 2005; increased the personal and dependent exemption for individual income tax; eliminated the "marriage penalty" for married filers; raised the income tax filing threshold for individuals; added a new low-income credit, required an income test for future seniors claiming the age deduction; eliminated sales tax exemptions for utilities and telecommunications companies; closed certain corporate income tax loopholes for intangible holding companies and pass-through entities, and increased by 10 cents per hundred the tax levied for recording a deed. These tax reforms are projected to generate additional revenue of $616.3 million in Fiscal Year 2005 and $775.6 million in Fiscal Year 2006.

         On June 6, 2004, the Governor returned the enrolled Budget Bill to the General Assembly with 43 recommended amendments for action at its one-day reconvened session held on June 16, 2004. The General Assembly adopted 27 of the 43 recommended amendments during the reconvened session. On June 25, 2004, the Governor signed House Bill 5001, as amended, and vetoed 8 items. The bill became effective on July 1, 2004, as Chapter 4, Acts of Assembly - 2004 Special Session I (the "2004 Appropriation Act").

Litigation
----------

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Additional Investment Policies
------------------------------

         Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance Capital Management L.P. ("Alliance") will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's Investors Services, Inc. ("Moody's"), Standard & Poors Ratings Services ("S&P") and Fitch Ratings ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. Alliance appraises independently the fundamental quality of the securities included in the Fund's portfolios.


         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of Alliance, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.


         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but Alliance will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, Alliance will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

         Investment in Other Investment Companies. The Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.


         Derivatives. Each Portfolio may invest in derivatives, such as options, futures, forwards, and swaps. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.


      o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.


      o Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.


      o Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.


      o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


         Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

         Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.


         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If Alliance were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.


         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when Alliance believes it would be advantageous to do so.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller on the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

         Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

         A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and who are on the Alliance's approved list of swap counterparties for that Portfolio.


         A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa or BBB. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities Alliance anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.


         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and who are on Alliance's approved list of swap counterparties for that Portfolio. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies.


         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Alliance has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.


         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if Alliance is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.


         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.


         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon Alliance's special skill and experience with respect to such instruments and usually depends on Alliance's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         U.S. Government Securities. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.


         U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities.


         Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


         Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


         TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.


         Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.


         U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.


         Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities or such other amount permitted by guidance regarding the 1940 Act. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.


         Lending of Portfolio Securities. A Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by Alliance to be of good standing, and when, in the judgment of Alliance, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.


         Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.


         A Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.


         A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Special Risk Considerations. Securities rated Baa are considered by Moody's or BBB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

         The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         Alliance will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, Alliance's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.


         Non-rated municipal securities will also be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investment Restrictions
-----------------------

         Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

         (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;


         (2) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------

1 For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.


         (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;


         (4) act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");


         (5) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or


         (6) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.(2)
----------
2 This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.


         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

         As a matter of non-fundamental policy, the Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


         Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.


         Each Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see "Management of the Fund" in the Prospectus).

         Alliance is a leading global investment management firm supervising client accounts with assets as of [June] 30, 2005, totaling approximately $[516] billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


         Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of [_________], 2005, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately [________]% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


         As of [_______], 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately [_________]% of the issued and outstanding Alliance Units and approximately [_____]% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately [_______]% in Alliance. As of [_______], 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately [________]% of the issued and outstanding Alliance Units.


         AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.


         Based on information provided by AXA, as of [January 31], 2005, approximately [17.62]% of the issued ordinary shares (representing [27.99]% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, [65.72]% of the shares (representing [75.42]% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and [20.90]% of the shares of Finaxa (representing [12.89]% of the voting power) were owned by BNP Paribas, a French bank. As of [January 31], 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately [20.35]% of the issued ordinary shares (representing [32.36]% of the voting power) of AXA.


         Under the Advisory Agreement, Alliance furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain trustees of the Fund, may be employees of Alliance or its affiliates.


         Alliance is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by Alliance, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by Alliance or by affiliates of Alliance. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Trustees. The Fund paid to Alliance a total of $[_____], $[_____], $[_____], $[_____],
$[_____], $[_____], $[_____], $[_____] and $[_____] in respect of such services during the fiscal year of the Fund ended September 30, 2004 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


         Under the terms of the Advisory Agreement, the Fund paid Alliance an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. [Alliance has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed for the Class A, Class B and Class C shares, 0.78%, 1.48% and 1.48%, respectively, for the Arizona Portfolio; 0.78%, 1.48% and 1.48%, respectively, for the Florida Portfolio; 0.82%, 1.52% and 1.52%, respectively, for the Massachusetts Portfolio; 1.01%, 1.71% and 1.71%, respectively, for the Michigan Portfolio; 0.90%, 1.60% and 1.60%, respectively, for the Minnesota Portfolio; 0.87%, 1.57% and 1.57%, respectively, for the New Jersey Portfolio; 0.85%, 1.55% and 1.55%, respectively, for the Ohio Portfolio; 0.95%, 1.65% and 1.65%, respectively, for the Pennsylvania Portfolio; and 0.72%, 1.42% and 1.42%, respectively, for the Virginia Portfolio. This contractual agreement automatically extends each year unless Alliance provides written notice 60 days prior to the Portfolio's fiscal year end. Effective as of January 1, 2004, Alliance voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees to 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion and 0.35% of the excess over $5 billion of the average daily net assets for each Portfolio. Effective September 7, 2004, the Trustees of the Fund approved an amendment to the Advisory Agreement to reduce contractual advisory fees to these amounts.]



         For the fiscal year ended September 30, 2003, advisory fees paid to Alliance with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $1,420,369, $1,679,188, $1,116,133, $1,092,766, $686,867, $1,607,478,
$1,296,382, $1,302,151 and $1,221,289, respectively. Of such amounts, $768,637,
$879,924, $646,589, $242,316, $322,488, $677,548, $632,451, $452,746 and
$740,312, respectively, were waived by Alliance.


         For the fiscal year ended September 30, 2004, advisory fees paid to Alliance with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $1,241,769, $1,463,340, $919,343, $909,536, $644,198, $1,322,667, $1,277,801,
$1,114,700 and $1,049,318, respectively. Of such amounts, $484,313, $499,747,
$383,988, $30,919, $189,361, $374,032, $364,200, $188,605 and $491,028,
respectively, was waived by Alliance under the contractual fee waiver and $238,052, $279,377, $174,954, $173,728, $124,121, $252,907, $248,734, $213,885
and $199,960 was waived by Alliance under the agreement with the New York Attorney General.


         For the fiscal year ended September 30, 2005, advisory fees paid to Alliance with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $[__________], $[__________], $[__________], $[__________], $[__________],
$[__________], $[__________], $[__________], and $[__________], respectively. Of such amounts, $[__________], $[__________], $[__________], $[__________],
$[__________], $[__________], $[__________], $[__________] and $[__________],
respectively, were waived by Alliance.


         The Advisory Agreement became effective on May 12, 1993. The Advisory Agreement continues in effect from with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund's Trustees, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Trustees approved the continuance of the Advisory Agreement with respect to each Portfolio for another annual term at their meeting held on September 14, 2005.


         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by Alliance on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder.


          Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------


         The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals(3) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, David M. Dowden and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------

3 Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


         Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of September 30, 2005.


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(4)
                ------------------------------------------------

                  Michael Brooks               [____________]
                  Fred S. Cohen                [____________]
                  R.B. Davidson III            [____________]
                  David M. Dowden              [____________]
                  Terrance T. Hults            [____________]

----------
4 The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


         As of September 30, 2005, Alliance Capital employees had approximately $[_________] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


         The following tables provide information regarding registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2005.


- Arizona Portfolio


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- Florida Portfolio


                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]          [____]
Fred S. Cohen              [____]       [____]      [____]          [____]
R. B. Davidson III         [____]       [____]      [____]          [____]
David M. Dowden            [____]       [____]      [____]          [____]
Terrance T. Hults          [____]       [____]      [____]          [____]


- Massachusetts Portfolio

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- Michigan Portfolio

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- Minnesota Portfolio

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- New Jersey Portfolio

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- Ohio Portfolio

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- Pennsylvania Portfolio

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- Virginia Portfolio

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

                                                    Number of      Total Assets
                           Total        Total       Registered     of Registered
                           Number of    Assets of   Investment     Investment
                           Registered   Registered  Companies      Companies
                           Investment   Investment  Managed with   Managed with
                           Companies    Companies   Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- All Portfolios

                       OTHER POOLED INVESTMENT VEHICLES

                                                    Number         Total Assets
                           Total        Total       of Pooled      of Pooled
                           Number       Assets      Investment     Investment
                           of Pooled    of Pooled   Vehicles       Vehicles
                           Investment   Investment  Managed with   Managed with
                           Vehicles     Vehicles    Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]


- All Portfolios

                                OTHER ACCOUNTS(5)

                                                    Number
                           Total        Total       of Other       Total Assets
                           Number       Assets      Accounts       of Other
                           of Other     of Other    Managed with   Accounts with
                           Account      Accounts    Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael Brooks             [____]       [____]      [____]         [____]
Fred S. Cohen              [____]       [____]      [____]         [____]
R. B. Davidson III         [____]       [____]      [____]         [____]
David M. Dowden            [____]       [____]      [____]         [____]
Terrance T. Hults          [____]       [____]      [____]         [____]

----------
5 Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------


         As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


         Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


         Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


         Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


         Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.


         To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


Portfolio Manager Compensation
------------------------------


         Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


         (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.


         (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.


         (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(6)

----------
6 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


         (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Trustees and Officers
---------------------

Trustee Information
-------------------

         The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                      PORTFOLIOS
                                                      IN FUND     OTHER
NAME, ADDRESS AND            PRINCIPAL                COMPLEX     DIRECTOR-
DATE OF  BIRTH               OCCUPATION(S)            OVERSEEN    SHIPS HELD
(YEAR ELECTED*)              DURING PAST 5 YEARS      BY TRUSTEE  BY TRUSTEE
---------------              -------------------      ----------  ----------

INTERESTED TRUSTEE
Marc O. Mayer,**                                       [81]       [SCB Partners,
1345 Avenue of the Americas, Executive Vice                       Inc. and SCB,
New York, NY 10105           President of ACMC since              Inc.]
10-2-1957                    2001; prior thereto,
(2003)                       Chief Executive Officer
                             of Sanford C. Bernstein
                             & Co., LLC ("SCB &
                             Co.") and its
                             predecessor since prior
                             to 2001.

DISINTERESTED TRUSTEES

Chairman of the Trustees
William H. Foulk, Jr.,#+     Investment Adviser and    [108]      [None]
2 Sound View Drive,          an Independent
Suite 100,                   Consultant. Formerly,
Greenwich, CT 06830          Senior Manager of
9-7-1932                     Barrett Associates,
(1999)                       Inc., a registered
                             investment adviser,
                             with which he had been
                             associated since prior
                             to 2001.  He was
                             formerly Deputy
                             Comptroller and Chief
                             Investment Officer of
                             the State of New York
                             and, prior thereto,
                             Chief Investment
                             Officer of the New York
                             Bank for Savings.

Ruth Block,***#                                        [105]      [None]
500 S.E. Mizner Blvd.,       Formerly: Executive Vice
Boca Raton, FL 33432         President and Chief
11-7-1930                    Insurance Officer of The
(1995)                       Equitable Life Assurance
                             Society of the United
                             States; Chairman and
                             Chief Executive Officer
                             of Evlico (insurance);
                             Director of Avon, BP (oil
                             and gas), Ecolab
                             Incorporated (specialty
                             chemicals), Tandem
                             Financial Group and
                             Donaldson, Lufkin &
                             Jenrette Securities
                             Corporation; Governor at
                             Large, National
                             Association of Securities
                             Dealers, Inc.

David H. Dievler,#           Independent               [107]      [None]
P.O. Box 167,                Consultant.  Until
Spring Lake, NJ 07762        December 1994 he was
10-23-1929                   Senior Vice President
(1995)                       of ACMC responsible for
                             mutual fund
                             administration.  Prior
                             to joining ACMC in
                             1984, he was Chief
                             Financial Officer of
                             Eberstadt Asset
                             Management since 1968.
                             Prior to that he was a
                             Senior Manager at Price
                             Waterhouse & Co.
                             Member of American
                             Institute of Certified
                             Public Accountants
                             since 1953.

John H. Dobkin,#             Consultant.  Formerly     [105]      Municipal Art
P.O. Box 12,                 President of Save                    Society (New
Annandale, NY 12504          Venice, Inc.                         York City)
2-19-1942                    (preservation
(1995)                       organization) from
                             2001-2002, Senior
                             Advisor from June 1999
                             - June 2000 and
                             President of Historic
                             Hudson Valley (historic
                             preservation) from
                             December 1989-May
                             1999.  Previously,
                             Director of the
                             National Academy of
                             Design and during
                             1988-1992, Director and
                             Chairman of the Audit
                             Committee of ACMC.

Michael J. Downey,#          Consultant since          [80]       Asia Pacific
c/o Alliance Capital         January 2004.  Formerly              Fund, Inc. and
Management, L.P.             Managing Partner of                  the Merger
Attn: Phil Kirstein          Lexington Capital, LLC               Fund
1345 Avenue of the Americas  (investment advisory
New York, NY 10105           firm) from December
1-26-1944                    1997 until December
(2005)                       2003.  Prior thereto,
                             Chairman and CEO of
                             Prudential Mutual Fund
                             Management from 1987 to
                             1993.

D. James Guzy #              Chairman of the Board     [1]        Intel
P.O. Box 128                 of PLX Technology                    Corporation
Glenbrook, NV 89413          (semi-conductors) and                (semi-
3-07-36                      SRC Computers Inc.,                  conductors);
(2005)                       with which he has been               Cirrus Logic
                             associated since prior               Corporation
                             to 2001.  He is also                 (semi-
                             President of the Arbor               conductors);
                             Company (private family              Novellus
                             of investments).                     Corporation
                                                                  (semi-
                                                                  conductor
                                                                  equipment);
                                                                  Micro
                                                                  Component
                                                                  Technology
                                                                  (semi-
                                                                  conductor
                                                                  equipment);
                                                                  the Davis
                                                                  Selected
                                                                  Advisers
                                                                  Group of
                                                                  Mutual
                                                                  Funds; and
                                                                  LogicVision

Marshall C. Turner, Jr. #    Principal of Turner       [1]        Toppan
220 Montgomery Street        Venture Associates                   Photomasks,
Penthouse 10                 (venture capital and                 Inc.; the
San Francisco, CA            consulting) since prior              George Lucas
94104-3402                   to 2001.  Chairman and               Educational
10-10-1941                   CEO, DuPont Photomasks,              Foundation;
(2005)                       Inc., Austin, Texas,                 Chairman of
                             2003-2005, and                       the Board
                             President and CEO since              of the
                             company acquired, and                Smithsonian's
                             name changed to Toppan               National
                             Photomasks, Inc. in                  Museum of
                             2005 (semi-conductor                 Natural
                             manufacturing services).             History

----------

*   There is no stated term of office for the Fund's Trustees.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
*** Ms. Block was an "interested person", as defined in the 1940 Act, from July
    22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person ofthe Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Her Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.
+   Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Trustees Committee.


         The Fund's Trustees have four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent [Trustees] Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent [Trustees] Committees are identified above.


         The function of the Audit committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met [twice] during the Fund's most recently completed fiscal year.


         The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee [did not meet] during the Fund's most recently completed fiscal year.

         The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

         Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

         The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

         The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

         The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee met [_______] times during the Fund's most recently completed fiscal year.


         The function of the Independent [Trustees] Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested [Trustees], such as review and approval of the Advisory and Distribution Services Agreements. The Independent [Trustees] Committee met [______] times during the Fund's most recently completed fiscal year.



         The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities of all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.


                                                       AGGREGATE DOLLAR RANGE
                              DOLLAR RANGE OF          OF EQUITY SECURITIES
                              EQUITY SECURITIES        IN THE ALLIANCEBERNSTEIN
                              IN THE FUND AS OF        FUND COMPLEX AS OF
                              DECEMBER 31, 2005        DECEMBER 31, 2005
                              -----------------        -----------------

Marc O. Mayer                 [None]                   [Over $100,000]
Ruth Block                    [None]                   [Over $100,000]
David H. Dievler              [Over $100,000]          [Over $100,000]
John H. Dobkin                [None]                   [Over $100,000]
Michael J. Downey             [None]                   [None]
William H. Foulk, Jr.         [None]                   [Over $100,000]
D. James Guzy                 [None]                   [None]
Marshall C. Turner, Jr.       [None]                   [None]

Officer Information
-------------------

         Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*            POSITION(S)              PRINCIPAL OCCUPATION
AND DATE OF BIRTH         HELD WITH FUND           DURING PAST 5 YEARS
-----------------         --------------           -------------------

Marc O. Mayer,            President and Chief      See biography above.
10-2-1957                 Executive Officer

Philip L. Kirstein,       Senior Vice President    Senior Vice President and
5-29-1945                 and Independent          Independent Compliance
                          Compliance Officer       Officer of the
                                                   AllianceBernstein Funds with
                                                   which he has been associated
                                                   since October 2004.  Prior
                                                   thereto, he was Of Counsel to
                                                   Kirkpatrick & Lockhart, LLP
                                                   from October 2003 to October
                                                   2004, and General Counsel of
                                                   Merrill Lynch Investment
                                                   Managers, L.P. since from
                                                   2001 until March 2003.

Douglas J. Peebles        Senior Vice President    [_____________]
[__-__-__]

Jeffrey L. Phlegar        Senior Vice President    [_____________]
[__-__-__]

Robert B. Davidson III,   Senior Vice President    Senior Vice President of
4-8-1961                                           ACMC,** with which he has
                                                   been associated since prior
                                                   to 2001.

David M. Dowden,          Vice President           Senior Vice President of
11-21-1965                                         ACMC,** with which he has
                                                   been associated since 2001.

Terrance T. Hults,        Vice President           Senior Vice President of
5-17-1966                                          ACMC,** with which he has
                                                   been associated since prior
                                                   to 2001.

William E. Oliver,        Vice President           Senior Vice President of
9-21-1949                                          ACMC,** with which he has
                                                   been associated since prior
                                                   to 2001.

Mark R. Manley,           Secretary                Senior Vice President, Deputy
10-23-1962                                         General Counsel and Chief
                                                   Compliance Officer of ACMC,**
                                                   with which he has been
                                                   associated since prior to
                                                   2001.

Joseph Bertini            Assistant Secretary      [_____________]
[__-__-__]

Andrew L. Gangolf,        Assistant Secretary      Senior Vice President and
8-15-1954                                          Assistant General Counsel of
                                                   AllianceBernstein Investment
                                                   Research and Management, Inc.
                                                   ("ABIRM"),** with which he
                                                   has been associated since
                                                   prior to 2001.

Christinia A. Morse       Assistant Secretary      [_____________]
[__-__-__]

Stephen J. Laffey         Assistant Secretary      [_____________]
[__-__-__]

Marie Vogel               Assistant Secretary      [_____________]
[__-__-__]

Mark D. Gersten,          Treasurer and Chief      Senior Vice President of
10-4-1950                 Financial Officer        AGIS** and Vice President of
                                                   ABIRM,** with which he has
                                                   been associated since prior
                                                   to 2001.

Thomas R. Manley,         Controller               Vice President of ACMC,**
8-3-1951                                           with which he has been
                                                   associated since prior to
                                                   2001.

----------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

         The aggregate compensation paid by the Fund to each of the Trustees during the Fund's fiscal year ended September 30, 2005, the aggregate compensation paid to each of the Trustees during calendar year 2005 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those funds) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                                     Number of
                                                                     Investment
                                                                     Portfolios
                                                      Total          within
                                                      Number of      the
                                                      Investment     Alliance-
                                                      Companies      Bernstein
                                                      in the         Fund
                                                      Alliance-      Complex,
                                       Total          Bernstein      Including
                                       Compensation   Fund Complex,  the
                                       from the       Including      Fund,
                                       Alliance-      the Fund,      as to
                         Aggregate     Bernstein      as to which    which the
                         Compensation  Fund Complex,  the Trustee    Trustee is
                         From          Including      is a Director  a Director
Name of Trustee          the Fund      the Fund       or Trustee     or Trustee
---------------          --------      --------       ----------     ----------

Marc O. Mayer            $[______]     $[______]      [37]            [81]
Ruth Block               $[______]     $[______]      [39]           [105]
David H. Dievler         $[______]     $[______]      [41]           [107]
John H. Dobkin           $[______]     $[______]      [39]            [96]
Michael J. Downey        $[______]     $[______]      [36]            [80]
William H. Foulk, Jr.    $[______]     $[______]      [42]           [108]
D. James Guzy            $[______]     $[______]      [1]              [1]
Marshall C. Turner, Jr.  $[______]     $[______]      [1]              [1]

         As of [_______________], 2006, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         During the fiscal year ended September 30, 2005, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[____________], $[____________], $[____________], $[____________], $[____________],
$[____________], $[____________], $[____________] and $[____________],
respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. Alliance made payments from its own resources as described below aggregating $[____________], $[____________], $[____________], $[____________],
$[____________], $[____________], $[____________], $[____________] and
$[____________] for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


         During the Fund's fiscal year ended September 30, 2005, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[____________], $[____________], $[____________], $[____________],
$[____________], $[____________], $[____________], $[____________] and
$[____________], respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. Alliance made payments from its own resources as described below aggregating $[____________], $[____________], $[____________],
$[____________], $[____________], $[____________], $[____________],
$[____________] and $[____________] for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively. For the Arizona, Florida, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, $[____________], $[____________], $[____________], $[____________], $[____________], $[____________],
$[____________] and $[____________], respectively, were used to offset the distribution services fees paid in prior years.


         During the Fund's fiscal year ended September 30, 2005, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[____________], $[____________], $[____________], $[____________],
$[____________], $[____________], $[____________], $[____________] and
$[____________], respectively, which constituted approximately 1.00%, of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. Alliance made payments from its own resources as described below aggregating $[____________], $[____________], $[____________],
$[____________], $[____________], $[____________], $[____________],
$[____________] and $[____________] for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


         Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:


Arizona Portfolio
-----------------


                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------
Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


Florida Portfolio
-----------------

                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


Massachusetts Portfolio
-----------------------


                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


Michigan Portfolio
------------------


                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


Minnesota Portfolio
-------------------

                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


New Jersey Portfolio
--------------------

                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


Ohio Portfolio
--------------

                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


Pennsylvania Portfolio
----------------------

                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]


Virginia Portfolio
------------------

                                 Class A Shares         Class B Shares          Class C Shares
                                 (For the Fiscal        For the Fiscal          (For the Fiscal
                                 year ended             year ended              year ended
Category of Expense              September 30, 2005)    September 30, 2005)     September 30, 2005)
-------------------              -------------------    -------------------     -------------------

Advertising/Marketing            $[________]            $[________]             $[________]

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to Other
than Current Shareholders        $[________]            $[________]             $[________]

Compensation to Underwriters     $[________]            $[________]             $[________]

Compensation to Dealers          $[________]            $[________]             $[________]

Compensation to
Sales Personnel                  $[________]            $[________]             $[________]

Interest, Carrying or
Other Financing Charges          $[________]            $[________]             $[________]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting seminars)   $[________]            $[________]             $[________]

Totals                           $[________]            $[________]             $[________]



         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares, in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for each Portfolio were, as of that time, as follows:

                                      Class B                        Class C
                                      (as a                          (as a
                                      percentage                     percentage
                                      of the                         of the
                                      net assets                     net assets
Fund               Class B            of Class B)     Class C        of Class C)
----               -------            -----------     -------        -----------

Arizona           $[____________]     [________]%     $[__________]  [_______]%
Florida           $[____________]     [________]%     $[__________]  [_______]%
Massachusetts     $[____________]     [________]%     $[__________]  [_______]%
Michigan          $[____________]     [________]%     $[__________]  [_______]%
Minnesota         $[____________]     [________]%     $[__________]  [_______]%
New Jersey        $[____________]     [________]%     $[__________]  [_______]%
Ohio              $[____________]     [________]%     $[__________]  [_______]%
Pennsylvania      $[____________]     [________]%     $[__________]  [_______]%
Virginia          $[____________]     [________]%     $[__________]  [_______]%

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         Alliance may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


         The Agreement continues in effect with respect to each class of a Portfolio provided that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement for another annual term at their meeting on September 14, 2005.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

         AGIS, an indirect wholly-owned subsidiary of Alliance, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares reflecting the additional costs associated with the Class B shares and Class C shares CDSC. For the fiscal year ended September 30, 2005, AGIS was entitled to receive $[_________________]under the transfer agency agreement.

         AGIS acts as the transfer agent for the Portfolios. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

         Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolios, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

         Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Policies and Procedures for Voting Proxies
-------------------------------------------------------------

         The Fund, Alliance and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


         The Fund has adopted Alliance's proxy voting policies and procedures. Alliance's proxy voting policies and procedures are attached as Appendix D.

         Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios."

General
-------

         Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

         In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

         The Trustees of the Fund have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

         Risks Associated With Excessive Or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

         Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

         Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

         Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Portfolios, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

      o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Portfolio will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

         Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

         Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

         The Fund reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of a Portfolio's shares, shareholders will not be able to acquire those shares, including through an exchange.

         The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payments by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a shareholder's account in the amount of his or her investment. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

         Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements-Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal year ended September 30, 2005, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $[__________]; the Minnesota Portfolio were $[__________]; the New Jersey Portfolio were $[__________]; the Ohio Portfolio were $[__________]; the Pennsylvania Portfolio were $[__________]; the Michigan Portfolio were $[__________]; the Massachusetts Portfolio were $[__________]; the Virginia Portfolio were $[__________]; and the Arizona Portfolio were $[__________]. Of that amount, the Principal Underwriter received the amount of $[__________] for the Florida Portfolio; $[__________] for the Minnesota Portfolio; $[__________] for the New Jersey Portfolio; $[__________] for the Ohio Portfolio; $[__________] for the Pennsylvania Portfolio; $[__________] for the Michigan Portfolio; $[__________] for the Massachusetts Portfolio; $[__________] for the Virginia Portfolio; and $[__________] for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2005, the Principal Underwriter received in CDSCs with respect to Class A redemptions $[__________] for the Florida Portfolio; $[__________] for the Minnesota Portfolio; $[__________] for the New Jersey Portfolio; $[__________] for the Ohio Portfolio; $[__________] for the Pennsylvania Portfolio; $[__________] for the Michigan Portfolio; $[__________] for the Massachusetts Portfolio; $[__________] for the Virginia Portfolio and $[__________] for the Arizona Portfolio. During the fiscal year ended September 30, 2005, the Principal Underwriter received in CDSCs with respect to Class B redemptions $[__________] for the Florida Portfolio; $[__________] for the Minnesota Portfolio; $[__________] for the New Jersey Portfolio; $[__________] for the Ohio Portfolio, $[__________] for the Pennsylvania Portfolio, $[__________] for the Michigan Portfolio, $[__________] for the Massachusetts Portfolio, $[__________] for the Virginia Portfolio and $[__________] for the Arizona Portfolio. During the fiscal year ended September 30, 2005, the Principal Underwriter received in CDSCs with respect to Class C redemptions $[__________] for the Florida Portfolio; $[__________] for the Minnesota Portfolio; $[__________] for the New Jersey Portfolio; $[__________] for the Ohio Portfolio; $[__________] for the Pennsylvania Portfolio; $[__________] for the Michigan Portfolio; $[__________] for the Massachusetts Portfolio; $[__________] for the Virginia Portfolio and $[__________] for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $267,446; the Minnesota Portfolio were $128,363; the New Jersey Portfolio were $79,132; the Ohio Portfolio were $329,382; the Pennsylvania Portfolio were $161,220; the Michigan Portfolio were $135,506; the Massachusetts Portfolio were $74,504; the Virginia Portfolio were $160,036; and the Arizona Portfolio were $387,624. Of that amount, the Principal Underwriter received the amount of $17,832 for the Florida Portfolio; $9,996 for the Minnesota Portfolio; $5,068 for the New Jersey Portfolio; $19,651 for the Ohio Portfolio; $12,348 for the Pennsylvania Portfolio; $10,461 for the Michigan Portfolio; $5,041 for the Massachusetts Portfolio; $12,243 for the Virginia Portfolio; and $27,736 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2004, the Principal Underwriter received in CDSCs with respect to Class A redemptions $251 for the Florida Portfolio; $5,000 for the Minnesota Portfolio; $0 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $50 for the Pennsylvania Portfolio; $250 for the Michigan Portfolio; $0 for the Massachusetts Portfolio; $984 for the Virginia Portfolio and $6,711 for the Arizona Portfolio. During the fiscal year ended September 30, 2004, the Principal Underwriter received in CDSCs with respect to Class B redemptions $148,683 for the Florida Portfolio; $25,980 for the Minnesota Portfolio; $168,576 for the New Jersey Portfolio; $109,859 for the Ohio Portfolio, $56,256 for the Pennsylvania Portfolio, $113,554 for the Michigan Portfolio, $90,536 for the Massachusetts Portfolio, $72,630 for the Virginia Portfolio and $105,535 for the Arizona Portfolio. During the fiscal year ended September 30, 2004, the Principal Underwriter received in CDSCs with respect to Class C redemptions $5,601 for the Florida Portfolio; $6,458 for the Minnesota Portfolio; $2,886 for the New Jersey Portfolio; $7,152 for the Ohio Portfolio; $7,791 for the Pennsylvania Portfolio; $14,590 for the Michigan Portfolio; $4,102 for the Massachusetts Portfolio; $6,351 for the Virginia Portfolio and $2,383 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 2003, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $359,671; the Minnesota Portfolio were $84,653; the New Jersey Portfolio were $157,376; the Ohio Portfolio were $334,483; the Pennsylvania Portfolio were $213,775; the Michigan Portfolio were $248,008; the Massachusetts Portfolio were $125,303; the Virginia Portfolio were $256,099; and the Arizona Portfolio were $514,150. Of that amount, the Principal Underwriter received the amount of $19,169 for the Florida Portfolio; $12,282 for the Minnesota Portfolio; $8,627 for the New Jersey Portfolio; $22,751 for the Ohio Portfolio; $14,961 for the Pennsylvania Portfolio; $18,053 for the Michigan Portfolio; $9,690 for the Massachusetts Portfolio; $16,837 for the Virginia Portfolio; and $34,347 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2003, the Principal Underwriter received in CDSCs with respect to Class A redemptions $1,159 for the Florida Portfolio; $2,624 for the Minnesota Portfolio; $38 for the New Jersey Portfolio; $7,904 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $2,103 for the Michigan Portfolio; $5,007 for the Massachusetts Portfolio; $27,339 for the Virginia Portfolio and $6,307 for the Arizona Portfolio. During the fiscal year ended September 30, 2003, the Principal Underwriter received in CDSCs with respect to Class B redemptions $120,416 for the Florida Portfolio; $18,304 for the Minnesota Portfolio; $189,000 for the New Jersey Portfolio; $96,027 for the Ohio Portfolio, $64,989 for the Pennsylvania Portfolio, $84,115 for the Michigan Portfolio, $101,241 for the Massachusetts Portfolio, $75,091 for the Virginia Portfolio and $140,576 for the Arizona Portfolio. During the fiscal year ended September 30, 2003, the Principal Underwriter received in CDSCs with respect to Class C redemptions $10,476 for the Florida Portfolio; $8,466 for the Minnesota Portfolio; $18,353 for the New Jersey Portfolio; $14,717 for the Ohio Portfolio; $10,463 for the Pennsylvania Portfolio; $53,781 for the Michigan Portfolio; $19,857 for the Massachusetts Portfolio; $11,290 for the Virginia Portfolio and $9,032 for the Arizona Portfolio.

Class A Shares
--------------

         The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge

                                                                  Discount or
                                                                  Commission to
                                                                  Dealers or
                                                 As % of          Agents of up
Amount                          As % of Net      the Public       to % of
of Purchase                   Amount Invested    Offering Price   Offering Price
-----------                   ---------------    --------------   --------------

Up to $100,000                 4.44%             4.25%               4.00%
$100,000 up to $250,000        3.36              3.25                3.00
$250,000 up to $500,000        2.30              2.25                2.00
$500,000 up to $1,000,000*     1.78              1.75                1.50

----------
*  There is no initial sales charge on transactions of $1,000,000 or more.

         All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         In addition to circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

         Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Management division;


          (ii) officers and present or former Directors or Trustees of the Fund or other investment companies managed by Alliance, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


         (iii) Alliance, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

         Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

         Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                             Contingent Deferred Sales Charge
                                            for the Portfolios as a % of Dollar
         Year Since Purchase                     Amount Subject to Charge
         -------------------                     ------------------------

             First                                     3.0%
             Second                                    2.0%
             Third                                     1.0%
             Fourth                                    None

         In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

         Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.

         The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

         Advisor Class shares of a Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares--Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

         The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

         Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

         Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.

         Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

         Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

         Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

         The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

         Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
     -U.S. Large Cap Portfolio
     -AllianceBernstein 2000 Retirement Strategy
     -AllianceBernstein 2005 Retirement Strategy
     -AllianceBernstein 2010 Retirement Strategy
     -AllianceBernstein 2015 Retirement Strategy
     -AllianceBernstein 2020 Retirement Strategy
     -AllianceBernstein 2025 Retirement Strategy
     -AllianceBernstein 2030 Retirement Strategy
     -AllianceBernstein 2035 Retirement Strategy
     -AllianceBernstein 2040 Retirement Strategy
     -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
     -AllianceBernstein Corporate Bond Portfolio
     -AllianceBernstein Quality Bond Portfolio
     -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
     -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
     -California Portfolio
     -Insured California Portfolio
     -Insured National Portfolio
     -National Portfolio
     -New York Portfolio
AllianceBernstein Municipal Income Fund II
     -Arizona Portfolio
     -Florida Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
     -AllianceBernstein Global Value Fund
     -AllianceBernstein International Value Fund
     -AllianceBernstein Small/Mid Cap Value Fund
     -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
     -AllianceBernstein Balanced Wealth Strategy
     -AllianceBernstein Growth Fund
     -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
     -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein Short Duration Portfolio
     -AllianceBernstein Tax-Managed International Portfolio -AllianceBernstein International Portfolio

         Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

         Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

         Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of such Portfolio at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

         Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

         Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

         General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

         Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

         Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

         Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

         In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

         In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

         In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

         Your financial advisor's firm receives compensation from the Portfolio, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

         o    upfront sales commissions

         o    12b-1 fees

         o    additional distribution support

         o    defrayal of costs for educational seminars and training

         o payments related to providing shareholder record-keeping and/or transfer agency services

         Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

         In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

         For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately [____]% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $[____] million. In 2005, ABIRM paid approximately [____]% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $[___] million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

         A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

         The Portfolios and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.

         If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

         Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

         ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


         Advest
         A.G. Edwards
         AIG Financial Advisors
         Ameriprise Financial Services
         AXA Advisors
         Banc of America
         Bank One Securities Corp.
         BNY Investment Center
         Charles Schwab
         Chase Investment Services
         Citicorp Investment Services
         Citigroup Global Markets
         Commonwealth Financial Network
         Independent Financial Marketing Group
         ING Advisors Network
         Legg Mason
         Lincoln Financial Advisors
         Linsco/Private Ledger
         McDonald Investments
         Merrill Lynch
         Morgan Stanley
         Mutual Service Corporation
         National Financial
         National Planning Holdings
         New England Securities
         PFS Investments
         Piper Jaffray
         Raymond James
         RBC Dain Rauscher
         Securities America
         Signator Investors
         SunTrust Bank
         UBS Financial
         Uvest Financial Services
         Wachovia Securities
         Walnut Street Securities
         Wells Fargo Investments


         Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if, an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

         Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks of September 11 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, Alliance, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

         The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

         Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

         You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of Alliance, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the AllianceBernstein Mutual Funds, Alliance, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

         A new Class A or Class C investor may fill out the Signature Card which is included in the Subscription Application to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

         The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Trustees have delegated to Alliance, subject to the Trustees' continuing oversight, certain of their duties with respect to the Pricing Policies.

         With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

         (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Trustees;

         (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

         (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

         (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

         (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

         (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

         (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Trustees, that this method does not represent fair value);

         (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where Alliance has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;


         (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, Alliance may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

         (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

         (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Trustees.

         The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trustees of the Fund. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

         The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

         Subject to their oversight, the Trustees of the Fund have delegated responsibility for valuing each Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

         A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Trustees.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

         General. Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement.

         Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of such shareholder's holding period in his or her shares.

         If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

         Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

         If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

         The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, Alliance will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

         Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

         Florida Portfolio. Although Florida does not impose an individual income tax, it imposes an intangible personal property tax on Florida resident individuals, Florida residents holding beneficial interests in trusts, and corporations at the rate of $1 per $1,000 taxable value of certain securities and other intangible assets, including mutual fund shares. Florida municipal securities and U.S. Government securities are exempt from the intangible tax. Shares of the Florida Portfolio will qualify as exempt if, among other things, at least 90% of the NAV of the Portfolio is invested in exempt securities at the close of the calendar year. It is anticipated that Florida Portfolio shares will qualify and will be exempt from the intangible tax. Exempt interest-dividends and gain paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax. Corporate shareholders who are subject to federal alternative minimum tax (AMT) may be subject to Florida AMT on portfolio distributions out of the income of AMT-subject bonds in which the Florida Portfolio invests.

         Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

         Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.

         Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

         New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

         Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

         Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

         Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

         Subject to the general oversight of the Trustees of the Fund, Alliance is responsible for the investment decisions and the placing of orders for portfolio securities for each of the Fund's Portfolios. Alliance determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by Alliance as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.


         Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom Alliance maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless Alliance believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.


         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, Alliance may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to Alliance. Such services may be used by Alliance for all of its investment advisory accounts and, accordingly, not all such services may be used by Alliance in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by Alliance under the Advisory Agreement, and the expenses of Alliance will not necessarily be reduced as a result of the receipt of such information.


         The Fund may from time to time place orders for the purchase or sale of securities with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of Alliance. In such instances the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of Alliance. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


         During the fiscal years ended September 30, 2003, 2004 and 2005 the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

         The Fund believes that the ideas of Alliance's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

         Alliance has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

         The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance may post portfolio holdings information on Alliance's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

         Alliance may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

         Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

         Alliance has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Trustees on a quarterly basis. If the Trustees determine that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

         In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

         The Fund is a Massachusetts business trust organized in 1993. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II.

         The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into nine series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within a Portfolio. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

Shareholder Liability
---------------------

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of Alliance, such risk is not material.


         As of [_________], 2006, there were outstanding [_______________]
voting shares of beneficial interest of the Fund, including, [_______________] Class A shares, [_______________] Class B shares and [_______________]Class C shares of the Arizona Portfolio; [_______________] Class A shares, [_______________] Class B shares and [_______________] Class C shares of the
Florida Portfolio; [_______________] Class A shares, [_______________] Class B shares and [_______________] Class C shares of the Massachusetts Portfolio; [_______________] Class A shares, [_______________] Class B shares and
[_______________] Class C shares of the Michigan Portfolio; [_______________]
Class A shares, [_______________] Class B shares and [_______________] Class C shares of the Minnesota Portfolio; [_______________] Class A shares, [_______________] Class B shares and [_______________] Class C shares of the New Jersey Portfolio; [_______________] Class A shares, [_______________] Class B shares and [_______________] Class C shares of the Ohio Portfolio; [_______________] Class A shares, [_______________] Class B shares and
[_______________] Class C shares of the Pennsylvania Portfolio; and [_______________] Class A shares, [_______________] Class B shares and
[_______________] Class C shares of the Virginia Portfolio.


         The following is a list of all persons who owned as of record or beneficially 5% of more of each class of shares of each Portfolio at [________], 2006.

                                       NO. OF SHARES            % OF
NAME AND ADDRESS                       OF CLASS                  CLASS
----------------                       --------                  -----


ARIZONA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-648             [_____________]          [_______]%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Dean Witter Reynolds
Attn: Mutual Fund Opers
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                  [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

FLORIDA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

Dean Witter Reynolds
Attn Mutual Fund Opers.
2 Harborside Plaza 2nd FL
Jersey City, NJ  07311                 [_____________]          [_______]%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Dean Witter Reynolds
Attn: Mutual Fund Opers
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                  [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

MASSACHUSETTS PORTFOLIO
-----------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486            [_____________]          [_______]%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                  [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

MICHIGAN PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Charles Schwab & Co.
For the Exclusive Benefit
Of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122           [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

MINNESOTA PORTFOLIO
-------------------

CLASS A SHARES:
--------------

JAS & Co.
C/o Bremer Trust
P.O. Box 986
Saint Cloud, MN 56302-0986             [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

NEW JERSEY PORTFOLIO
--------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

CLASS B SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245              [_____________]         [_______]%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

OHIO PORTFOLIO
--------------

CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

PENNSYLVANIA PORTFOLIO
----------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                [_____________]          [_______]%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

VIRGINIA PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Dean Witter Reynolds
ATTN: Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                  [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

Legg Mason Wood Walker Inc.
Special Custody Account
FBO Customers
P.O. Box 1476
Baltimore, MD  21203-1476              [_____________]          [_______]%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            [_____________]          [_______]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052             [_____________]          [_______]%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245             [_____________]          [_______]%

Legg Mason Wood Walker Inc.
Special Custody Account
FBO Customers
P.O. Box 1476
Baltimore, MD  21203-1476              [_____________]          [_______]%

Custodian
---------

         Bank of New York, One Wall Street, New York, New York 10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

         ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

         Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

         Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

         The financial statements of AllianceBernstein Municipal Income Fund II for the fiscal year ended September 30, 2005 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated September 30, 2005, was filed on Form N-CSR with the Commission on [__________], 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                  APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings
-------------------


The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Standard & Poor's Bond Ratings
------------------------------

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper
--------------------

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

         Investment Grade

         AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectuses.

--------------------------------------------------------------------------------


                                   APPENDIX B:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES


--------------------------------------------------------------------------------

Introduction
------------

         As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

         This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

         This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

         Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

         Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

         Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

         Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

         In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records
--------------------

         You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

00250.0073 #606845v1

                                     PART C
                                OTHER INFORMATION

ITEM 23.  Exhibits

          (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on February 3, 1997.

               (3) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated March 19, 2003 and filed March 28, 2003 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 2004.

          (b)  By-Laws of the Registrant - Incorporated by reference to Exhibit
               (b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.

          (c)  Not applicable.

          (d) Amended Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit
               (d) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.)
                    - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on February 3, 1997.

               (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit
                    (e)(3) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.


               (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.

          (f)  Not applicable.

          (g) Custodian Contract with The Bank of New York as assigned to Registrant - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

          (h) (1) Transfer Agency Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Services, Inc )- Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit
                    (h)(2) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 29, 1999.

          (i) Opinion and Consent of Seward & Kissel - To be filed by amendment.


          (j) Consent of Independent Registered Public Accounting Firm - To be filed by amendment.

          (k)  Not applicable.

          (l)  Not applicable.

          (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

          (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 2004.

          (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

          Other Exhibits:

               Powers of Attorney for: Marc O. Mayer, Ruth S. Block, David H. Dievler, William H. Foulk, Jr. and John H. Dobkin. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 2004.

               Power of Attorney for: Michael J. Downey - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 28, 2005.


               Powers of Attorney for: D. James Guzy and Marshall C. Turner, Jr.
               - To be filed by amendment.

ITEM 24.  Persons Controlled by or under Common Control with Registrant

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
Section 4 of the proposed Advisory Agreement filed as Exhibit (d) in response to
Item 23 of this Registration Statement, as set forth below.

          Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

               "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to
               Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

               The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

               SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

               SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

               SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
               (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in
               Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in
               Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

               SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

               Article III of Registrant's Agreement and Declaration of Trust reads, in pertinent part, as follows:

               "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                    (s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

          The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly,Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust (and any amendments thereto), the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed herewith as Exhibits
(a), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

               The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following registered investment companies:


               AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
               AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

               (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND                  POSITIONS AND
                              OFFICES WITH                   OFFICES WITH
NAME                          UNDERWRITER                    REGISTRANT
----                          -----------                    ----------

Directors
Marc O. Mayer                 Chairman of the Board
                              and Director

Mark R. Manley                Director

Ranjani Nagaswami             Vice Chairman and Director

Officers
Marc O. Mayer                 Chairman of the Board          President and
                                                             Chief Executive
                                                             Officer

Ranjani Nagaswami             Vice Chairman

Frederic L. Bloch             Executive Vice President and
                              President, U.S. Sales

Richard A. Davies             Executive Vice President and
                              Managing Director

Gerald M. Lieberman           Executive Vice President
                              and Chief Operating Officer

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and      Assistant Secretary
                              Assistant General Counsel

Emilie D. Wrapp               Senior Vice President,
                              Assistant General Counsel
                              and Assistant Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Steven R. Barr                Senior Vice President and
                              Assistant Secretary

Adam J. Beaudry               Senior Vice President

Matthew F. Beaudry            Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Robert T. Hausler             Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President and
                              Assistant Treasurer

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President and
                              Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

Peter J. O'Brien              Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

James J. Posch                Senior Vice President and
                              Assistant Secretary

Robert E. Powers              Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Eileen B. Sebold              Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Scott Whitehouse              Senior Vice President

Mark D. Gersten               Vice President and             Treasurer and
                              Treasurer                      Chief Financial
                                                             Officer

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Jane E. Ackerman              Vice President

Margaret M. Bagley            Vice President

Mark H.W. Baltimore           Vice President

Kenneth F. Barkoff            Vice President

David A. Bedrick              Vice President

Laura J. Beedy                Vice President

Andrew Berger                 Vice President

Gregory P. Best               Vice President

Robert G. Bjorge              Vice President

Michael J. Bodnar             Vice President

Richard A. Brink              Vice President

Alan T. Brum                  Vice President

Brian Buehring                Vice President

Thomas E. Callahan            Vice President

Kevin T. Cannon               Vice President

Alice L. Chan                 Vice President

Kyle E. Clapp                 Vice President

Michael F. Connell            Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

Brett E. Dearing              Vice President

Raymond A. Decker             Vice President

Stephen J. Dedyo              Vice President

Darren K. DeSimone            Vice President

Janet B. DiBrita              Vice President

Ronald G. Dietrich            Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Bernard J. Eng                Vice President

Michael J. Eustic             Vice President

Joao P. Flor                  Vice President

Kevin T. Gang                 Vice President

Daniel P. Gangemi             Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Thomas R. Graffeo             Vice President

Matthew M. Green              Vice President

John G. Hansen                Vice President

Michael S. Hart               Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Joseph B. Kolman              Vice President

Gary M. Lang                  Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Jason N. Longo                Vice President

James P. Luisi                Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Kathryn Austin Masters        Vice President

Craig S. McKenna              Vice President

Steven M. Miller              Vice President

Paul S. Moyer                 Vice President

John F. Multhauf              Vice President

Andrew C. Murphy              Vice President, Chief
                              Compliance Officer and
                              Assistant Secretary

Jamie A. Nieradka             Vice President

Nicole Nolan-Koester          Vice President

Timothy J. O'Connell          Vice President

Joseph D. Ochoa               Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Michelle T. Rawlick           Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Joseph P. Rodriguez           Vice President

Miguel A. Rozensztroch        Vice President

Thomas E. Sawyer              Vice President

Matthew J. Scarlata           Vice President

Gordon R. Schonfeld           Vice President

Stuart L. Shaw                Vice President

Daniel S. Shikes              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Michael B. Thayer             Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

James R. Van Deventer         Vice President

Elsia M. Vasquez              Vice President

Marie R. Vogel                Vice President                 Assistant Secretary

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Peter H. Whitlock             Vice President

Kevin M. Winters              Vice President

Jennifer M. Yi                Vice President

Moshe Aronov                  Assistant Vice
                              President

Jire J. Baran                 Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan J. Bieber               Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Daniel W. Carey               Assistant Vice
                              President

Maria Carreras                Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Robyn L. Cohen                Assistant Vice
                              President

Michael C. Conrath            Assistant Vice
                              President

Robert A. Craft               Assistant Vice
                              President

Raymond L. DeGrazia           Assistant Vice
                              President

Marc DiFilippo                Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Daniel Ennis                  Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Lydia A. Fisher               Assistant Vice
                              President

Stephanie Y. Giaramita        Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Terry L. Harris               Assistant Vice
                              President

Junko Hisamatsu               Assistant Vice
                              President

Melanie M. Hoppe              Assistant Vice
                              President

Luis Martin Hoyos             Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Dwayne A. Javier              Assistant Vice
                              President

Joseph D. Kearney             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Jung M. Kim                   Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Ted R. Kosinski               Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice                 Assistant Secretary
                              President and Counsel

Gina L. Lemon                 Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Andrew J. Magnus              Assistant Vice
                              President

Matthew J. Malvey             Assistant Vice
                              President

Daniel K. McGouran            Assistant Vice
                              President

Christine M. McQuinlan        Assistant Vice
                              President

Assimina Morales              Assistant Vice
                              President

Christina A. Morse            Assistant Vice                 Assistant Secretary
                              President and Counsel

Troy E. Mosconi               Assistant Vice
                              President

Jennifer A. Mulhall           Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Matthew V. Peterson           Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Randi E. Rothstein            Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Daniel A. Rudnitsky           Assistant Vice
                              President

Shane M. Sanders              Assistant Vice
                              President

Jennifer E. Scherz            Assistant Vice
                              President

Praveen Singh                 Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Jay D. Tini                   Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Kayoko Umino                  Assistant Vice
                              President

Thomas M. Vitale              Assistant Vice
                              President

Benjamin S. Wilhite           Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Joanna Wong                   Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Secretary                      Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 2nd day of December, 2005.

                                     ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                     By:  Marc O. Mayer*
                                          --------------
                                          Marc O. Mayer
                                          President


          Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                          TITLE                   DATE
---------                          -----                   ----

(1)  Principal Executive
     Officer:

Marc O. Mayer*                     President and           December 2, 2005
-----------------                  Chief Executive
Marc O. Mayer                      Officer


(2)  Principal Financial and
     Accounting Officer

 /s/ Mark D. Gersten               Treasurer and Chief     December 2, 2005
------------------------           Financial Officer
     Mark D. Gersten


Directors


Marc O. Mayer*
Ruth S. Block*
David H. Dievler*
John H. Dobkin*
Michael J. Downey*
William H. Foulk, Jr.*

*By: /s/ Emilie D. Wrapp                                    December 2, 2005
     -------------------
        Emilie D. Wrapp
      (Attorney-in-fact)





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